THIS LETTER IS NOT PART OF YOUR PROSPECTUS.

Annuity Investors Life Insurance Company PO Box 5423 Cincinnati, Ohio 45201-5423 www.GAFRI.com Shipping Address: 525 Vine Street, 7th Floor Cincinnati, Ohio 45201 Phone 800-789-6771 Fax 513-412-3766
Dear Variable Annuity Contract Owner:
Thank you for choosing Annuity Investors Life Insurance Company® to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources®, Inc. family of companies, and we appreciate the opportunity to serve you.
Enclosed is your May 1, 2010 prospectus for your variable annuity. This document includes your contract prospectus and portfolio prospectuses reflective of your subaccount allocation as of this date. It also includes information for all of the contracts within your household.
Please note any discussion of performance within the portfolio prospectuses may differ from performance information reported by our company. This is because performance reported by our company includes your premium payments reflecting the contract’s fees and charges.
If you have any questions, please contact either your representative or the Annuity Investors® Life Variable Annuity Service Center at (800) 789.6771. We thank you for your business and look forward to serving you in the future.
Sincerely,
Great American Financial Resources

ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT B
THE COMMODORE SPIRIT®
PROSPECTUS FOR INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES
PROSPECTUS DATED MAY 1, 2010
This prospectus describes individual and group flexible premium deferred annuity contracts. The individual contracts and interests in the group contracts are referred to in this prospectus as the “Contracts.” Annuity Investors Life Insurance Company® (the “Company”) is the issuer of the Contracts.
The Contracts offer both variable and fixed investment options. The variable investment options under the Contracts are Subaccounts of Annuity Investors® Variable Account B (the “Separate Account”). The Contracts currently offers the Subaccounts listed below. Each Subaccount is invested in shares of a registered investment company or a portfolio thereof (each, a “Portfolio”). The Portfolios are listed below.

American Century Variable Portfolios	Invesco Variable Insurance Funds*
-Large Company Value Fund-Class I	-Capital Development Fund-Series I Shares
-Mid Cap Value Fund-Class I	-Core Equity Fund-Series I Shares
-Ultra® Fund-Class I	-Financial Services Fund-Series I Shares
-Vista SM Fund-Class I	-Global Health Care Fund -Series I Shares
-High Yield Fund-Series I Shares
Calamos® Advisors Trust	-Small Cap Equity Fund-Series I Shares
-Growth and Income Portfolio	-Van Kampen V.I. U.S. Mid Cap Value Portfolio-Series I Shares
-Van Kampen V.I. Value Portfolio-Series I Shares
Davis Variable Account Fund, Inc.
-Value Portfolio	Janus Aspen Series
-Balanced Portfolio-Institutional Shares
Dreyfus Investment Portfolios	-Enterprise Portfolio-Institutional Shares
-MidCap Stock Portfolio-Service Shares	-Forty Portfolio-Institutional Shares
-Technology Growth Portfolio-Initial Shares	-Janus Portfolio-Service Shares -Institutional Shares
-Overseas Portfolio-Institutional Shares
The Dreyfus Socially Responsible Growth Fund, Inc.
-Institutional Shares	Morgan Stanley-The Universal Institutional Funds, Inc.
-Core Plus Fixed Income Portfolio-Class I
Dreyfus Stock Index Fund, Inc.-Institutional Shares	-Mid-Cap Growth Portfolio-Class I
-U.S. Real Estate Portfolio-Class I
Dreyfus Variable Investment Funds
-Appreciation Portfolio-Initial Shares	Oppenheimer Variable Account Funds
-Growth and Income Portfolio-Initial Shares	-Balanced Fund-Non-Service Shares
-Money Market Portfolio	-Capital Appreciation Fund-Non-Service Shares
-Opportunistic Small Cap Portfolio-Initial Shares	-Main Street Fund®-Non-Service Shares

Financial Investors Variable Insurance Trust	PIMCO Variable Insurance Trust
-Ibbotson Balanced ETF Asset Allocation Portfolio-Class II	-Real Return Portfolio-Administrative Class
-Ibbotson Conservative ETF Asset Allocation Portfolio-Class II	-Total Return Portfolio-Administrative Class
-Ibbotson Growth ETF Asset Allocation Portfolio-Class II
-Ibbotson Income/Growth ETF Asset Allocation Portfolio-Class II	Wilshire Variable Insurance Trust
-2015 ETF Fund
Franklin Templeton Variable Insurance Products Trust	-2025 ETF Fund
-Templeton Foreign Securities Fund-Class 2	-2035 ETF Fund

*	The full legal name of Invesco Variable Insurance Funds is AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
2010 Portfolio Changes — The list above and this prospectus reflects the name changes and transactions described below.
•	On April 19, 2010, the Dreyfus Developing Leaders Portfolio, a series of the Dreyfus Variable Insurance Fund, changed its name to the Dreyfus Opportunistic Small Cap Portfolio.
•	On May 1, 2010, the AIM portfolios changed their brand name to Invesco. For example, AIM V.I. Capital Development Fund became Invesco V.I. Capital Development Fund.
•	On May 1, 2010, The Universal Institutional Funds, Inc. changed its brand name from Van Kampen to Morgan Stanley.

•	On June 1, 2010 or as soon as practical after that date, Van Kampen’s U.S. Mid Cap Value Portfolio and Value Portfolio, which currently are series of The Universal Institutional Funds, Inc., will be merged into AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and change its brand name to Invesco Van Kampen. The list above reflects this anticipated transaction.
The following investment options are available only to Contract Owners who held Accumulation Units in these Subaccounts on November 30, 2004: AIM V.I. Dynamics Fund Closed Subaccount, Janus Aspen Worldwide Growth Closed Subaccount, The Timothy Plan Conservative Growth Variable Series Closed Subaccount, and The Timothy Plan Strategic Growth Variable Series Closed Subaccount. If you still have funds allocated to one of these closed Subaccounts, please see the supplemental prospectus that accompanies this document for additional examples.
The fixed investment options are provided through the Company’s Fixed Account. The Contracts currently offers the following fixed investment options:
•	Fixed Accumulation Account Option
•	Fixed Account Option One-Year Guarantee Period
•	Fixed Account Option Three-Year Guarantee Period
•	Fixed Account Option Five-Year Guarantee Period
•	Fixed Account Option Seven-Year Guarantee Period
The Contracts are available for tax-qualified and non-tax-qualified annuity purchases. All Contracts are designed to be eligible for tax-deferred treatment during the Accumulation Period. The tax treatment of annuities is discussed in the Federal Tax Matters section of this prospectus.
This prospectus includes information you should know before investing in the Contracts. This prospectus is not complete without the current prospectuses for the Portfolios. Please keep this prospectus and the Portfolio prospectuses for future reference.
A Statement of Additional Information (“SAI”), dated May 1, 2010, contains more information about the Separate Account and the Contracts. The Company filed the SAI with the Securities and Exchange Commission. It is part of this prospectus. For a free copy, complete and return the form on the last page of this prospectus, or call the Company at 1-800-789-6771. You may also access the SAI (as well as all other information regarding the Contracts, the Separate Account or the Company) at the Securities and Exchange Commission’s Web site: http://www.sec.gov. The registration number is 333-19725. The table of contents for the SAI is printed on the last page of this prospectus.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These securities may be sold by a bank or credit union, but are not financial institution products.
•	The Contracts are Not FDIC or NCUSIF Insured
•	The Contracts are Obligations of the Company and Not of the Bank or Credit Union
•	The Bank or Credit Union Does Not Guarantee the Company’s Obligations Under the Contracts
•	The Contracts Involve Investment Risk and May Lose Value
Right to Cancel
You may cancel a Contract within 20 days after you receive it. The right to cancel may be longer in some states. In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel may not apply to group Contracts. The right to cancel is described more fully in the Right to Cancel section of this prospectus.

DEFINITIONS
The capitalized terms defined on this page will have the meanings given to them when used in this prospectus. Other terms which may have a specific meaning under the Contracts, but which are not defined on this page, will be explained in the section of this prospectus where they are primarily used.
Account Value
The value of a Contract during the Accumulation Period. It is equal to the sum of the value of the Owner’s interest in the Subaccounts and the Owner’s interest in the Fixed Account options.
Accumulation Period
The period during which purchase payments and accumulated earnings are invested according to the investment options elected. The Accumulation Period ends when a Contract is annuitized or surrendered in full, or on the Death Benefit Valuation Date.
Accumulation Unit
A share of a Subaccount that an Owner purchases during the Accumulation Period.
Accumulation Unit Value
The value of an Accumulation Unit at the end of a Valuation Period.
The initial Accumulation Unit Value for each Subaccount other than the money market Subaccount was set at $10. The initial Accumulation Unit Value for the money market Subaccount was set at $1. The initial Accumulation Unit Value for a Subaccount was established at the inception date of the Separate Account, or on the date the Subaccount was established, if later.
After the initial Accumulation Unit Value is established, the Accumulation Unit Value for a Subaccount at the end of each Valuation Period is the Accumulation Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period.
A Net Investment Factor of 1 produces no change in the Accumulation Unit Value for that Valuation Period. A Net Investment Factor of more than 1 or less than 1 produces an increase or a decrease, respectively, in the Accumulation Unit Value for that Valuation Period. The Accumulation Unit Value will vary to reflect the investment experience of the applicable Portfolios.
Annuity Commencement Date
The first day of the first payment interval for which an annuity benefit payment is to be made. For tax qualified forms, the Annuity Commencement Date generally must be no later than the Contract anniversary following the Owner’s 70th birthday. For non-tax qualified forms, the Annuity Commencement Date is generally the Owner’s 85th birthday, or five years after the Contract’s effective date, if later.
Benefit Payment Period
The period during which either annuity benefit or death benefit payments are paid under a settlement option. The Benefit Payment Period begins on the first day of the first payment interval in which a benefit payment will be paid.
Benefit Unit
A share of a Subaccount that is used to determine the amount of each variable dollar benefit payment during the Benefit Payment Period.
Benefit Unit Value
The value of a Benefit Unit at the end of a Valuation Period.
The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. Thereafter, the Benefit Unit Value for a Subaccount at the end of a Valuation Period is determined by multiplying the previous Benefit Unit Value by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplying the number again by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate (3% per year, compounded annually) which is already incorporated in the calculation of variable dollar benefit payments.

Company
Annuity Investors Life Insurance Company. The words “we” “us” and “our” also refer to the Company.
Death Benefit Valuation Date
The date the death benefit is valued. It is the date that the Company receives both proof of the death of the Owner and instructions as to how the death benefit will be paid. If instructions are not received within one year of the date of death, the Death Benefit Valuation Date will be one year after the date of death.
Good Order
We cannot process information or a request until we have received your instructions in “Good Order” at our Administrative Offices. We will consider information or a request to be in “Good Order” when we have actually received a Written Request, along with all the information and other legal documentation that we require to process the information or request. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to process the information or request
Net Asset Value
The price computed by or for each Portfolio, no less frequently than each Valuation Period, at which the Portfolio’s shares or units are redeemed in accordance with the rules of the SEC.
Net Investment Factor
The factor that represents the percentage change in the Accumulation Unit Values and Benefit Unit Values from one Valuation Period to the next. The Net Investment Factor for each Valuation Period reflects changes to the net asset value of the underlying Portfolio, dividends or capital gains distributions by the Portfolio, credits and charges for tax reserves with respect to the Subaccount, and the mortality and expense risk charges and administration charges.
Owner
For purposes of this prospectus, references to the Owner means the owner of an individual annuity contract or the participant in a group annuity contract (even though the participant is not the owner of the group contract itself.) The words “you” and “your” also refer to the Owner.
Portfolio
A registered investment company or a portfolio of a registered investment company in which the corresponding Subaccount invests. The Portfolios are listed on the cover page of this prospectus.
Purchase Payments
An amount paid to us for this Contract, less any fee charged by the person remitting payments and the deduction of applicable premium or other taxes.
SEC
Securities and Exchange Commission.
Separate Account
Annuity Investors Variable Account B, which is an account that was established and is maintained by the Company.
Subaccount
A subdivision of the Separate Account. Each Subaccount invests in the shares of the corresponding Portfolio listed on the cover page of this Prospectus.
Tax-Qualified Contract
A contract that is intended to qualify for special tax treatment for retirement savings. The Contract specifications page indicates whether this Contract is a Tax-Qualified Contract.
Valuation Date
A day on which Accumulation Unit Values and Benefit Unit Values can be calculated. Each day that the New York Stock Exchange is open for business is a Valuation Date.
Valuation Period
The period starting at the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of trading on the next succeeding Valuation Date.

Written Request
Information provided to us or a request made to us that is:
•	complete and satisfactory to us;
•	on our form or in a manner satisfactory to us; and
•	received by us at our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423.
To obtain one of our forms, contact us at the above address, or call us at 1-800-789-6771.
A Written Request may, at our discretion, be made by telephone or electronic means.
We will treat a Written Request as a standing order. It may be modified or revoked only by a subsequent Written Request, when permitted by the terms of the Contract. A Written Request is subject to (1) any payment that we make before we acknowledge the Written Request and (2) any other action that we take before we acknowledge the Written Request.
Additional Details
The Statement of Additional Information contains more information about Accumulation Units and Benefit Units. It also contains the formula for determining the Net Investment Factor for any Subaccount for any Valuation Period and an explanation of how the following values are calculated: variable account value, fixed account value, Accumulation Unit Values; and Benefit Unit values.
EXPENSE TABLES
These tables describe the fees and expenses that you will pay when you buy, hold or withdraw amounts from the Contract.
Table A: Contract Owner Transaction Expenses
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdrawal amounts from the Contract, surrender the Contract, transfer cash value between investment options or borrow money under the Contract. Premium taxes may also be deducted.

	Current	Maximum
Maximum Contingent Deferred Sales Charge (as to purchase payments only)(1)	7.00%	7.00%
Transfer Fee(2)	$25	$30
Annual Automatic Transfer Program Fee	None	$30
Annual Systematic Withdrawal Fee	None	$30
Loan Interest Spread(3)	3.00%	5.00%

(1)	The contingent deferred sales charge is calculated as a percentage of Purchase Payments withdrawn or surrendered. This charge applies to each Purchase Payment separately. The charge on each Purchase Payment decreases to zero after 7 years. We may waive the contingent deferred sales charge under certain circumstances. See the Charges and Deductions section of this prospectus for more information about the contingent deferred sales charge and the circumstances in which it may be waived.

(2)	The transfer fee currently applies to transfers in excess of 12 in any Contract Year.

(3)	Generally we require collateral in an amount equal to 110% of the outstanding loan balance. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your collateral. Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate that we credit to collateral is 3%, the maximum loan interest spread is 5%. %. However, a plan administrator or an employer retirement plan may require us to charge a higher interest rate on loans. In this case, the maximum loan interest rate spread will be higher than 5%.

Table B: Annual Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. Separate Account annual expenses are shown as a percentage of the average value of the Owner’s interest in the Subaccounts.

			Enhanced Group
			Version with
	Standard	Enhanced Group	Administration
	Version*	Version*	Charge Waived*
Annual Contract Maintenance Fee	$30	$30	$30
Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.25%	0.95%	0.95%
Administration Charge	0.15%	0.15%	0.00%

Total Separate Account Annual Expenses	1.40%	1.10%	0.95%

*	All contract owners may receive the standard version of the Contract. Certain groups that meet higher underwriting or other criteria may be eligible to obtain the enhanced group version of the Contract. When we also expect to incur reduced administrative expenses, we may also waive the Administration Charge.
If you surrender your Contract, we will apply the contract maintenance fee at that time.
Table C: Total Annual Portfolio Operating Expenses
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. These expenses that are deducted from Portfolio assets, including management fees, distribution and service (12b-1) fees, acquired fund fees and expense, and other expenses. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Before any fee reduction or expense reimbursement	0.29%	1.37%
After contractual fee reductions and/or expense reimbursements(1)	0.29%	1.31%

(1)	Contractual fee reductions and/or expense reimbursements related to a Portfolio will continue for a period that ends on a specific date. All contractual fee caps currently in place will end on April 30, 2011.
The information about Portfolio expenses that we used to prepare this table was provided to us by the Portfolios. We have not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2009. Actual expenses of a Portfolio in future years may be higher or lower.
The Portfolios in the Financial Investors Variable Insurance Trust and the Wilshire Variable Insurance Trust are structured as “fund of funds” and invest in other investment companies (“Acquired Funds”). As a result, each Ibbotson portfolio and each Wilshire portfolio will likely incur higher expenses than fund that invest directly in securities and you will effectively be paying a portion of the management fees and other expenses of the Acquired Funds.
The minimum expenses, both before and after any fee reduction and/or expense reimbursement, are the expenses of the Dreyfus Stock Index Fund, Inc.
The maximum expenses before fee reductions and/or expense reimbursements are the expenses of the Ibbotson Conservative ETF Asset Allocation Portfolio. The adviser and subadviser to the Ibbotson Conservative ETF Asset Allocation Portfolio have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that net annual fund operating expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.73% of the average daily net assets through April 30, 2011. The addition of excluded expenses may cause the net annual fund operating expenses to exceed the maximum amount of 0.73% agreed to by the adviser and subadviser.
The maximum expenses, after fee reductions and/or expense reimbursement, are the expenses of the Calamos Growth and Income Portfolio.

Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses (described in Table A above), the annual contract maintenance fee and the Separate Account annual expenses (described in Table B above), and Portfolio operating expenses (described in Table C above). Your actual costs may be higher or lower than the costs shown in the examples.
Example 1: Contract with Maximum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.
•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.40%), and the maximum Portfolio expenses are incurred (1.37% before reimbursement or 1.31% after reimbursement).
In this table, we assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:

	1 year	3 years	5 years	10 years
Before reimbursement	$1,015	$1,509	$2,097	$4,248
After reimbursement	$1,009	$1,490	$2,064	$4,176
In this table, we assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:

	1 year	3 years	5 years	10 years
Before reimbursement	$315	$1,009	$1,797	$4,248
After reimbursement	$309	$990	$1,764	$4,176
Example 2: Contract with Minimum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.
•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.40%), and the minimum Portfolio expenses are incurred (0.29%).
In this table, we assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:

1 year	3 years	5 years	10 years
$905	$1,162	$1,488	$2,867
In this table, we assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:

1 year	3 years	5 years	10 years
$205	$662	$1,188	$2,867
By comparing the costs shown in the tables above, you can see the impact of contingent deferred sales charges on your costs.

FINANCIAL INFORMATION
Condensed Financial Information
Condensed financial information for the Contracts is set forth in Appendix A to this prospectus. It includes
•	year-end accumulation unit values for each Subaccount for each of the last 10 fiscal years through December 31, 2009, or from the end of the year of inception of a Subaccount, if later, to December 31, 2009; and
•	number of accumulation units outstanding as of the end of each period.
Financial Statements
The financial statements and reports of the independent registered public accounting firm of the Company and of the Separate Account are included in the Statement of Additional Information.
OVERVIEW
What is the Separate Account?
The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940. The Separate Account is divided into Subaccounts. Each Subaccount is invested in one of the Portfolios listed on the cover page of this prospectus. If you choose a variable investment option, you are investing in the Subaccounts, not directly in the Portfolios.
What Are the Contracts?
The Contracts are individual and group deferred annuities, which are insurance products. The Contracts are sold with either a standard fee structure or with the administration charge waived, as described in the Expense Tables of this prospectus. The Contracts are available in both tax-qualified and non-tax-qualified forms, both of which are designed to be eligible for tax-deferred investment status. See the Federal Tax Matters section of this prospectus for more information about tax qualifications and taxation of annuities in general. During the Accumulation Period, the amounts you contribute can be allocated among any of the then available variable investment options and Fixed Account options. The variable investment options are the Subaccounts of the Separate Account, each of which is invested in a Portfolio. The Owner bears the risk of any investment gain or loss on amounts allocated to the Subaccounts. The Fixed Account options earn a rate of interest declared from time to time by the Company, which will be no less than the minimum interest rate permitted under the law of the state when and where the Contract is issued. The Company guarantees amounts invested in the Fixed Account options and the earnings thereon so long as those amounts remain in the Fixed Account.
During the Benefit Payment Period, payments can be allocated between variable dollar and fixed dollar options. If a variable dollar option is selected, Benefit Units can be allocated to any of the same Subaccounts that are available during the Accumulation Period.
What Benefits Are Available under the Contract?

Annuity Benefit	When the Contract is annuitized, we promise to pay a stream of Annuity Benefit payments for the duration of the settlement option selected.

Death Benefit	A Death Benefit will be paid under the Contract if the Owner dies during the Accumulation Period.
A partial surrender or withdrawal from the Contract may result in the reduction of the Death Benefit that is greater than the amount of the partial surrender or withdrawal.
What Are the Risks Related to the Contract?
The variable investment options to which you allocate Purchase Payments may lose value, which would cause your Account Value to decrease. We may not be able to pay claims related to the annuity or death benefits. A penalty tax may be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances.
How Do I Purchase or Cancel a Contract?
The requirements to purchase a Contract are explained in The Contracts section of this prospectus. You may purchase a Contract only through a licensed securities representative. You may cancel a Contract within twenty days after you receive it (the right to cancel may be longer in some states). In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel may not apply to group Contracts. The right to cancel is described in the Right to Cancel section of this prospectus.

Will Any Penalties or Charges Apply If I Make Withdrawals or Surrender a Contract?
A contingent deferred sales charge (“CDSC”) may apply to amounts withdrawn or surrendered depending on the timing and amount of the withdrawal or surrender. The maximum CDSC is 7% for each purchase payment. The CDSC percentage decreases over by 1% annually to 0% after seven years from the date of receipt of each purchase payment. The CDSC will be waived in its entirety following the tenth Contract Anniversary for Contracts issued pursuant to Internal Revenue Code Section 403(b) (if the Contract is issued without an employer plan endorsement), including those issued to Contract Owners in the Texas Teachers Retirement System. Withdrawal and surrender procedures and the CDSC are described in the Surrender and Withdrawals section of this prospectus. A penalty tax may also be imposed at the time of a withdrawal or surrender depending on your age and other circumstances of the surrender. Tax consequences of a withdrawal or surrender are described in the Federal Tax Matters section of this prospectus. The right to make withdrawals or surrender may be restricted under certain tax-qualified retirement plans.
What Other Charges and Deductions Apply to the Contract?
Other than the CDSC, the Company will charge the fees and charges listed below unless the Company reduces or waives the fee or charge as discussed in the Charges and Deductions section of this prospectus:
•	a transfer fee for certain transfers among investment options;
•	an annual contract maintenance fee, which is assessed only against investments in the Subaccounts;
•	a mortality and expense risk charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts (this charge may never be entirely waived);
•	an administration charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts; and
•	premium taxes, if any.
In addition to charges and deductions under the Contracts, the Portfolios incur expenses that are passed through to Owners. Portfolio expenses for the fiscal year ended December 31, 2009 are described in the prospectuses and SAIs for the Portfolios.
How Do I Contact the Company?
Any questions or inquiries should be directed to the Company’s Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423, 1-800 789-6771. Please include the Contract number and the Owner’s name. You may also call the Company at 1-800 789-6771, or visit us at our web site, www.gafri.com, to request a copy.
THE PORTFOLIOS
Overview
The Separate Account currently offers the following Subaccounts, each of which is invested in a Portfolio with its own investment objectives and policies. The current Portfolio prospectuses, which accompany this prospectus, contain additional information concerning the investment objectives and policies of each Portfolio, the investment advisory services and administrative services of each Portfolio and the charges of each Portfolio. There is no assurance that the Portfolios will achieve their stated objectives. The SEC does not supervise the management or the investment practices and/or policies of any of the Portfolios. You should read the Portfolio prospectuses carefully before making any decision concerning the allocation of purchase payments to, or transfers among, the Subaccounts. For a copy of any prospectus of any Portfolio, which contains more complete information about the Portfolio, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-4523, call us at 1-800-789-6771, or go to our website at www.gafri.com.
The Company and/or its affiliates may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators and/or distributors) in connection with certain administrative, marketing and other services provided by the Company and/or its affiliates and expenses incurred by the Company and/or its affiliates. The Company and/or its affiliates generally receive three types of payments: Rule 12b-1 fees, support fees and other payments. The Company and its affiliates may use the proceeds from these payments for any corporate purpose, including payment of expense related to promoting, issuing, distributing and administering the Contracts, marketing the underlying Portfolios, and administering the Separate Account. The Company and its affiliates may profit from these payments. More information about these payments is included in the Statement of Additional Information.

Portfolios, Share Classes, Advisors and Portfolio Investment Categories

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
American Century Variable Portfolios, Inc.
Large Company Value Fund	Class I	American Century Investment Management	Domestic equity: Large value
Mid Cap Value Fund	Class I	American Century Investment Management	Domestic equity: Mid cap value
Ultra® Fund	Class I	American Century Investment Management	Domestic equity: Large growth
VistaSM Fund	Class I	American Century Investment Management	Domestic equity: Mid cap growth

Calamos® Advisors Trust
Growth and Income Portfolio	n/a	Calamos Advisors	Balanced: Moderate allocation

Davis Variable Account Fund, Inc.
Value Portfolio	n/a	Davis Selected Advisers Sub-Adviser: Davis Selected Advisers-NY	Domestic equity: Large blend

Dreyfus Portfolios
Dreyfus Investment Portfolios MidCap Stock Portfolio	Service	The Dreyfus Corporation	Domestic equity: Mid cap blend
Dreyfus Investment Portfolios Technology Growth Portfolio	Initial	The Dreyfus Corporation	Domestic equity: Technology
The Dreyfus Socially Responsible Growth Fund, Inc.	Institutional	The Dreyfus Corporation	Domestic equity: Large growth
Dreyfus Stock Index Fund, Inc.	Institutional	The Dreyfus Corporation Index Manager: Mellon Capital Management Corporation*	Domestic equity: Large blend
Dreyfus Variable Investment Fund Appreciation Portfolio	Initial	The Dreyfus Corporation	Domestic equity: Large blend
Dreyfus Variable Investment Fund Growth and Income Portfolio	Initial	The Dreyfus Corporation	Domestic equity: Large growth
Dreyfus Variable Investment Fund Money Market Portfolio	N/A	The Dreyfus Corporation	Money market: Money market taxable
Dreyfus Variable Investment Fund Opportunistic Small Cap Portfolio	Initial	The Dreyfus Corporation	Domestic equity: Small blend

Financial Investors Variable Insurance Trust
Ibbotson Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisers Sub-Advisor: Ibbotson Associates	Balanced: Moderate allocation
Ibbotson Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisers Sub-Advisor: Ibbotson Associates	Balanced: Conservative allocation
Ibbotson Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisers Sub-Advisor: Ibbotson Associates	Domestic equity: Large blend
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisers Sub-Advisor: Ibbotson Associates	Balanced: Conservative allocation

Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund	Class 2	Templeton Investment Counsel	International equity: Foreign large value

Invesco Variable Insurance Funds+
Invesco V.I. Capital Development Fund	Series I	Invesco Advisors	Domestic equity: Mid cap growth
Invesco V.I. Core Equity Fund	Series I	Invesco Advisors	Domestic equity: Large blend
Invesco V.I. Financial Services Fund	Series I	Invesco Advisors	Domestic equity: Financial
Invesco V.I. Global Health Fund	Series I	Invesco Advisors	Domestic equity: Health
Invesco V.I. High Yield Fund	Series I	Invesco Advisors	Specialty bond: High yield bond
Invesco V.I. Small Cap Equity Fund	Series I	Invesco Advisors	Domestic equity: Small blend
Invesco Van Kampen U.S. Mid Cap Value Portfolio	Series I	Invesco Advisors	Domestic equity: Mid cap value
Invesco Van Kampen Value Portfolio	Series I	Invesco Advisors	Domestic equity: Large value

Janus Aspen Series
Balanced Portfolio	Institutional	Janus Capital Management	Balanced: Market allocation
Enterprise Portfolio	Institutional	Janus Capital Management	Domestic equity: Mid cap growth
Forty Portfolio	Institutional	Janus Capital Management	Domestic equity: Large growth
Janus Portfolio	Institutional	Janus Capital Management	Domestic equity: Large growth
Overseas Portfolio	Institutional	Janus Capital Management	International equity: Foreign large growth

Morgan Stanley—The Universal Institutional Funds, Inc.
Mid Cap Growth Portfolio	Class I	Morgan Stanley Investment Management	Domestic equity: Mid cap growth
U.S. Real Estate Portfolio	Class I	Morgan Stanley Investment Management	Specialty stock: Real estate

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
Oppenheimer Variable Account Funds
Balanced Fund	Service	OppenheimerFunds	Balanced: Moderate allocation
Capital Appreciation Fund	Non-Service	OppenheimerFunds	Domestic equity: Large growth
Main Street Fund®	Non-Service	OppenheimerFunds	Domestic equity: Large blend

PIMCO Variable Insurance Trust
Real Return Portfolio	Administrative	Pacific Investment Management	General bond: Inflation-protected bond
Total Return Portfolio	Administrative	Pacific Investment Management	General bond: Intermediate-term bond

Wilshire Variable Insurance Trust
2015 ETF Fund	n/a	Wilshire Associates	Balanced: Target date 2011-2015
2025 ETF Fund	n/a	Wilshire Associates	Balanced: Target date 2021-2025
2035 ETF Fund	n/a	Wilshire Associates	Balanced: Target date 2031-2035

+	The full legal name of Invesco Variable Insurance Funds is AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

*	An affiliate of The Dreyfus Corporation.
2010 Portfolio Changes — The list above and this prospectus reflects the name changes and transactions described below.
•	On April 19, 2010, the Dreyfus Developing Leaders Portfolio, a series of the Dreyfus Variable Insurance Fund, changed its name to the Dreyfus Opportunistic Small Cap Portfolio.
•	On May 1, 2010, the AIM portfolios changed their brand name to Invesco. For example, AIM V.I. Capital Development Fund became Invesco V.I. Capital Development Fund.
•	On May 1, 2010, The Universal Institutional Funds, Inc. changed its brand name from Van Kampen to Morgan Stanley.
•	On June 1, 2010 or as soon as practical after that date, Van Kampen’s U.S. Mid Cap Value Portfolio and Value Portfolio, which currently are series of The Universal Institutional Funds, Inc., will be merged into AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and change its brand name to Invesco Van Kampen. The list above reflects this anticipated transaction.
Each Ibbotson Portfolio and each Wilshire Portfolio listed in the table above is structured as a “fund of funds”. A “fund of funds” attempts to achieve its investment objective by investing in other investment companies (each, an “Acquired Fund”), which in turn invests directly in securities. Each Ibbotson Portfolio and each Wilshire Portfolio indirectly incurs a proportionate share of the expenses of each Acquired Fund in which it invests. As a result of this fund of funds structure, the Ibbotson Portfolios and the Wilshire Portfolios will likely incur higher expenses than funds that invest directly in securities.
THE FIXED ACCOUNTS
The available fixed investment options are:
•	Fixed Accumulation Account Option
•	Fixed Account Option One-Year Guarantee Period
•	Fixed Account Option Three-Year Guarantee Period
•	Fixed Account Option Five-Year Guarantee Period
•	Fixed Account Option Seven-Year Guarantee Period
Note: Currently, you may not allocate Purchase Payments or transfer amounts to the Fixed Account Option One-Year Guarantee Period.
Interests in the Fixed Account options are not securities and are not registered with the SEC. Amounts allocated to the Fixed Account options will receive a stated rate of interest of at least 3% per year. Amounts allocated to the Fixed Account options and interest credited to the Fixed Account options are guaranteed by the Company. Interests in the Subaccounts are securities registered with the SEC. The Owner bears the risk of investment gain or loss on amounts allocated to the Subaccounts.
There are restrictions on allocations to the Fixed Accounts, which are more fully described in the Purchase Payments and Investment Options-Allocations sections of this prospectus. There are also restrictions on transfers to and from the Fixed Accounts, which are described more fully in the Transfers section of this prospectus.

Fixed Accumulation Account
Amounts allocated to the Fixed Accumulation Account will receive a stated rate of interest of at least 3% per year. We may from time to time pay a higher current interest rate for the Fixed Accumulation Account.
Fixed Account Options with Guarantee Periods
Amounts allocated to a Fixed Account option with a guarantee period will receive a stated rate of interest for the guarantee period. The stated rate of interest will not change during the applicable guarantee period. The stated rate of interest will be at least 3% but may be higher.
Example: You allocate $5,000 to the Fixed Account Option Five-Year Guarantee Period when the stated rate of interest for the option is 3.5%. The $5,000 you allocated to the option will earn interest at a rate of 3.5% per year, compounded annually, for the next five years.
Renewal of Fixed Account Options with Guarantee Periods
At the end of a guarantee period and for 30 days preceding the end of the period, the Owner may elect a new option to replace the option that is then maturing. The Company will notify the Owner of the date on which the amount matures and Fixed Account options available at that time.
The entire amount in the maturing option may be re-allocated to any of the then-current Fixed Account options or Subaccounts. The Owner may not re-allocate to a Fixed Account option with a guarantee period that would extend beyond the annuity commencement date (the “latest date”).
If the Owner does not elect a new option, the entire amount maturing will be re-allocated to the maturing option so long as its guarantee period does not extend beyond the “latest date.” If the guarantee period extends beyond the “latest date,” the entire amount maturing will be re-allocated to the Fixed Account option with the longest available guarantee period that expires before the “latest date” or, failing that, the Fixed Accumulation option.
Example: You allocate $5,000 to the Fixed Account Option Five-Year Guarantee Period. At the end of the five-year guarantee period, the “latest date” will occur in nine years. You do not elect a new option. The $5,000 is re-allocated to the Fixed Account Option Five-Year Guarantee Period for another five years. At the end of second five-year guarantee period, the “latest date” will occur in four years. Once again, you do not elect a new option. The $5,000 cannot be re-allocated to the Fixed Account Option Five-Year Guarantee Period because the five year guarantee period will extend beyond the “latest date.” No Fixed Account option with a shorter guarantee period is then available. The $5,000 is re-allocated to the Fixed Accumulation Account option.
PURCHASE PAYMENTS AND ALLOCATION TO INVESTMENT OPTIONS
Each Contract allows for an Accumulation Period during which purchase payments are invested according to the Owner’s instructions. During the Accumulation Period, the Owner can control the allocation of investments through transfers or through the following investment programs offered by the Company: dollar cost averaging, portfolio rebalancing and interest sweep. For more information on these programs, see the Automatic Transfer Programs section of this prospectus. These telephone, facsimile and Internet transfer procedures are described in the Transfers section of this prospectus. The Owner can access the Account Value during the Accumulation Period through surrenders or withdrawal, systematic withdrawal, or contract loans (if available). These withdrawal features are described more fully in the Surrender and Withdrawals and Contract Loans sections of this prospectus.

Purchase Payments
Purchase payments may be made at any time during the Accumulation Period. The current restrictions on purchase payment amounts are:

	Tax-Qualified	Non-Tax-Qualified
Minimum initial purchase payment	$2,000	$5,000

Minimum monthly payments under periodic payment program	$50	$100

Minimum additional payments	$50	$50

Maximum single purchase payment	$500,000 or Company approval	$500,000 or Company approval
The Company reserves the right to increase or decrease the minimum initial purchase payment or minimum purchase payment under a periodic payment program, the minimum allowable additional purchase payment, or the maximum single purchase payment, at its discretion and at any time, where permitted by law.
Each purchase payment will be applied by the Company to the credit of the Owner’s account. If the application or order ticket form is in Good Order, the Company will apply the initial purchase payment to an account for the Owner within two business days of receipt of the purchase payment. If the application or order ticket form is not in Good Order, the Company will attempt to get the application or order ticket form in Good Order within five business days. If the application or order ticket form is not in Good Order at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless he or she specifically gives the Company consent to keep the purchase payment until the application or order ticket form is in Good Order. Once the application or order ticket form is in Good Order, the purchase payment will be applied to the Owner’s account within two business days.
Each additional Purchase Payment is credited to a Contract as of the Valuation Date on which the Company receives the Purchase Payment and any related allocation instructions in Good Order. If any portion of the additional Purchase Payment is allocated to a Subaccount, it will be applied at the next Accumulation Unit Value calculated after the Company receives the Purchase Payment and related allocation instructions in Good Order.
The Company may, in its sole discretion, restrict or prohibit the credit of purchase payment to any Fixed Account option or any Subaccount from time to time on a nondiscriminatory basis.
Investment Options—Allocations
Purchase payments can be allocated in whole percentages to any of the available Subaccounts or Fixed Account options.
The current restrictions on allocations are:

Tax-Qualified and Non-Tax-Qualified
Minimum allocation to any Subaccount	$10

Minimum allocation to Fixed Accumulation Account	$10

Minimum allocation to a Fixed Account option with a guarantee period	$2,000 No amounts may be allocated to a guarantee period option which would extend beyond the Annuity Commencement Date.

Allocations to either Five-Year Guaranteed Interest Rate Option or Seven-Year Guaranteed Interest Rate Option	For Contracts issued after May 1, 2004 for states where the Company has received regulatory approval, amounts may be allocated to the Five-Year Guaranteed Interest Rate Option and the Seven-Year Guaranteed Interest Rate Option only during the first contract year.

Allocation during right to cancel period	No current restrictions, however, the Company reserves the right to require that purchase payment(s) be allocated to the money market Subaccount or to the Fixed Accumulation Account option during the right to cancel period.
Interests in the Fixed Account options are not securities and are not registered with the SEC. Interests in the Subaccounts are securities registered with the SEC. The Owner bears the risk of investment gain or loss on amounts allocated to the Subaccounts. The Company may, in its sole discretion, restrict, delay or prohibit allocations to any Fixed Account option or any Subaccount from time to time on a nondiscriminatory basis.

Principal Guarantee Program
An Owner may elect to have the Company allocate a portion of a purchase payment to the Fixed Account Option Seven-Year Guarantee Period (the “Seven Year Option”) such that, at the end of the seven year guarantee period, that account will grow to an amount equal to the total purchase payment (so long as there are no surrenders or loans from the Contract). The Company determines the portion of the purchase payment that must be allocated to the Seven Year Option such that, based on the interest rate then in effect, that account will grow to equal the full amount of the purchase payment after seven years. The remainder of the purchase payment will be allocated according to the Owner’s instructions. The minimum purchase payment eligible for the principal guarantee program is $5,000. The principal guarantee program is only available during the first contract year.
Example: You make one purchase payment of $100,000 and you elect the principal guarantee program. At the time of your purchase, the interest rate for the Seven Year Option is 3.75%. We allocate $77,282.87 to the Seven Year Option. You allocate the remaining $22,717.13 to a variable investment option. The $77,282.87 allocated to the Seven Year Option earns interest at an annual rate of 3.75%. The variable investment option performs poorly and, for the seven year period, has a return of -5%.
•	Because you selected the principal guarantee program, the $77,282.87 allocated to the Seven Year Option grows to $100,000 after seven years. On the other hand, you lose $1,135.86 (-5% x $22,717.13) in the variable option during the seven year period. The $22,717.13 allocated to the variable option declines to $21,581.27 ($22,717.13 - $1,135.86). As a result, your account value is $121,581.27 ($100,000 + $21,581.27) after seven years.
•	If you did not select the principal guarantee program and allocated all of your purchase payment to the variable option, your account would have a -5% return for the seven year period. In this case, you would lose $5,000 (-5% x $100,000) and your account value would be $95,000 ($100,000 - $5,000) after seven years.

	With Principal Guarantee Program		Without Principal Guarantee Program
	At time of purchase	After 7 years	At time of purchase	After 7 years
Seven Year Option	$77,282.87	$100,000.00	$0	$0
Variable Option	$22,717.13	$21,581.27	$100,000	$95,000

Account Value	$100,000.00	$121,581.27	$100,000	$95,000
The amount that must be allocated to the Seven Year Option under the principal guarantee program varies based on the interest rate in effect at the time of the purchase payment.
•	A higher interest rate means that a smaller portion of the purchase payment must be allocated to the Seven Year Option.
•	A lower interest rate means that a larger portion of the purchase payment must be allocated to the Seven Year Option.
CHARGES AND DEDUCTIONS
Charges and Deductions By the Company
There are two types of charges and deductions by the Company. There are charges assessed to the Contract which are reflected in the Account Value of the Contract, but not in Accumulation Unit Values (or Benefit Unit Values). These charges are the contingent deferred sales charge, the annual contract maintenance fee, transfer fees, and premium taxes, where applicable. There are also charges assessed against the Separate Account. These charges are reflected in the Accumulation Unit Values (and Benefit Unit Values) of the Subaccounts. These charges are the mortality and expense risk charge and the administration charge.

Contingent Deferred Sales Charge (“CDSC”)

Purpose of Charge	Offset expenses incurred by the Company in the sale of the Contracts, including commissions paid and costs of sales literature.

Amount of Charge	Up to 7% of each purchase payment withdrawn from the Contract depending on number of years elapsed since receipt of the purchase payment.

Number of full years elapsed between date of receipt of purchase payment and date request for withdrawal or surrender received	0	1	2	3	4	5	6	7	+

CDSC as a percentage of purchase payment withdrawn or surrendered	7%	6%	5%	4%	3%	2%	1%	0%

When and How Deducted	On surrenders or withdrawals of Purchase Payments, not earnings, during Accumulation Period. For purposes of calculating the CDSC, we process full or partial surrenders against purchase payments in the order in which we receive them.

Waivers	• Free withdrawal privilege. See the Surrender and Withdrawals section of this prospectus for information.
• In the Company’s discretion where the Company incurs reduced sales and servicing expenses.
• Upon separation from service if Contract issued with employer plan endorsement or deferred compensation endorsement.

•     If the Contract is issued with a tax-sheltered annuity endorsement (and without an employer plan endorsement): (i) upon separation from service if Owner has attained age 55 and Contract has been in force for at least seven years; or (ii) after Contract has been in force ten years or more.

• Long-term care waiver rider. See the Surrender and Withdrawals section of this prospectus for information.
• If the Social Security Administration determines after the Contract is issued that the Owner is “disabled” as that term is defined in the Social Security Act of 1935, as amended.
• Where required to satisfy state law or required for participation in certain retirement plans.
Deduction for Contingent Deferred Sales Charge When You Take a Withdrawal
Unless you instruct us otherwise, any contingent deferred sales charge that applies to a withdrawal will be deducted from the amount remaining in your account after you receive the amount you requested. In other words, the amount of the withdrawal will be grossed-up to cover the charge. For example, if the charge is 4%, you request $100, and no waiver applies, you receive $100, the charge is $4.17, and the total withdrawal from your account is $104.17.
Contract Maintenance Fee

Purpose of Charge	Offset expenses incurred in issuing the Contracts and in maintaining the Contracts and the Separate Account.

Amount of Charge	$30.00 per year.

When and How Deducted	During the Accumulation Period, the charge is deducted pro rata from amounts invested in the Subaccounts on each anniversary of the effective date of the Contract, and at time of surrender. During the Benefit Payment Period, a portion of the charge is deducted from each variable dollar benefit payment.

Waivers	• During the Accumulation Period if the Account Value is at least $40,000 on the date the charge is due (individual contracts only).
• During the Benefit Payment Period if the amount applied to a variable dollar benefit is at least $40,000 (individual contracts only).
• In the Company’s discretion where the Company incurs reduced sales and servicing expenses.
• During the Benefit Payment Period where required to satisfy state law.

Transfer Fee

Purpose of Charge	Offset cost incurred in administering the Contracts.

Amount of Charge	$25 for each transfer in excess of 12 in any contract year. The Company reserves the right to change the amount of this charge at any time or the number of transfers that can be made without incurring the transfer fee. The maximum amount of the fee that the Company would impose on a transfer is $30.

When and How Deducted	During the Accumulation Period, the fee is deducted from the amount transferred.

Waivers	Currently, the transfer fee does not apply to transfers associated with the dollar cost averaging, interest sweep and portfolio rebalancing programs. Transfers associated with these programs do not count toward the free transfers permitted in a contract year. The Company reserves the right to eliminate this waiver at any time.
Administration Charge

Purpose of Charge	Offset expenses incurred in administering the Contracts and the Separate Account.

Amount of Charge	Daily charge equal to 0.000411% of the daily Net Asset Value for each Subaccount, which corresponds to an annual effective rate of 0.15%.

When and How Deducted	During the Accumulation Period and during the Benefit Payment Period if a variable dollar benefit is elected, the charge is deducted from amounts invested in the Subaccounts.

Waivers	May be waived or reduced in the Company’s discretion where the Company incurs reduced sales and servicing expenses.
Mortality and Expense Risk Charge

Purpose of Charge	Compensation for bearing certain mortality and expense risks under the Contract. Mortality risks arise from the Company’s obligation to make benefit payments during the Benefit Payment Period and to pay the death benefit. The expense risk assumed by the Company is the risk that the Company’s actual expenses in administering the Contracts and the Separate Account will exceed the amount recovered through the contract maintenance fees, transfer fees and administration charges.

Amount of Charge	Daily charge equal to 0.003446% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 1.25%.

When and How Deducted	During the Accumulation Period, and during the Benefit Payment Period if a variable dollar benefit is elected, the charge is deducted from amounts invested in the Subaccounts.

Waivers	When the Company expects to incur reduced sales and servicing expenses with respect to a group contract, it may issue a Contract with a reduced mortality and expense risk charge. These Contracts are referred to as “Enhanced Group Versions” of the Contract The mortality and expense risk charge under an Enhanced Contract is a daily charge of 0.002615% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 0.95%.
Premium Taxes
Currently some state governments impose premium taxes on annuity purchase payments. These taxes currently range from zero to 3.5% depending upon the jurisdiction. A federal premium tax has been proposed but not enacted. The Company will deduct any applicable premium taxes from the Account Value either upon death, withdrawal, surrender, annuitization, or at the time purchase payments are made, but no earlier than when the Company incurs a tax liability under applicable law.
Expenses Related to Loans
If loans are available under your Contract and you borrow money under the loan provisions of your Contract, we will charge interest on the loan. The maximum interest rate we charge on a loan is 8%. For more information about loans, see the Contract Loans section of the prospectus
Maximum Charges
Except as indicated below, the Company will never charge more to a Contract than the fees and charges described, even if its actual expenses exceed the total fees and charges collected. If the fees and charges collected by the Company exceed the actual expenses it incurs, the excess will be profit to the Company and will not be returned to Owners.

The Company reserves the right to increase the amount of the transfer fee in the future, and/or to charge fees for the automatic transfer programs described in the Transfers section of this prospectus, and/or for the systematic withdrawal program described in the Surrender and Withdrawals section of this prospectus, if in the Company’s discretion, it determines such charges are necessary to offset the costs of administering transfers or systematic withdrawals.
Discretionary Waivers of Charges
The Company will look at the following factors to determine if it will waive a charge, in part or in full, due to reduced sales and servicing expenses: (1) the size and type of the group to which sales are to be made; (2) the total amount of purchase payments to be received; and (3) any prior or existing relationship with the Company. The Company would expect to incur reduced sales and servicing expenses in connection with Contracts offered to employees of the Company, its subsidiaries and/or affiliates. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales and servicing expenses. In no event will the Company waive a charge where such waiver would be unfairly discriminatory to any person.
Expenses of the Portfolios
In addition to charges and deductions by the Company, there are Portfolio management fees and administration expenses which are described in the prospectus and Statement of Additional Information for each Portfolio. Portfolio expenses, like Separate Account expenses, are reflected in Accumulation Unit Values (or Benefit Unit Values).
TRANSFERS
Transfers
If allowed by the Company, in its sole discretion, during the Accumulation Period, an Owner may transfer amounts among Subaccounts, between Fixed Account options, and/or between Subaccounts and Fixed Account options by written request once each Valuation Period. The current restrictions on transfers are set out in the table below.

Tax-Qualified and Non-Tax-Qualified
Minimum Transfers from

• any Subaccount	$500 or balance of Subaccount, if less than $1,000

• Fixed Account option	$500 or balance of Fixed Account option, if less

Minimum Transfer to

• Fixed Accumulation Account	None

• Fixed Account option with guarantee period	$2,000 No amounts may be transferred to a guarantee period option which would extend beyond the Annuity Commencement Date.

Maximum Transfers from

• Fixed Accumulation Account	During any contract year, 20% of the Fixed Account option’s value as of the most recent contract anniversary.

• Maturing Fixed Account option with guarantee period	The amount contained in the maturing Fixed Account option with guarantee period.

• Non-Maturing Fixed Account option with guarantee period	During any contract year, 20% of the Fixed Account option’s value as of the most recent contract anniversary without penalty.

General Restrictions on Transfers from Fixed Account options	• May not be made prior to first contract anniversary.

• Amounts transferred from Fixed Account options to Subaccounts may not be transferred back to Fixed Account options for a period of six months from the date of the original transfer.

General Restrictions on Transfers to Fixed Account option with guarantee period	For Contracts issued after May 1, 2004 in states where the Company has received regulatory approval, amounts may be transferred to the Three-Year Guaranteed Interest Rate Option only during the first contract year.

A transfer is effective on the Valuation Date during which the Company receives the request for transfer. Transfers to a Subaccount will be processed at the next Accumulation Unit Value calculated after the Company receives the transfer request in Good Order. The Company may, in its sole discretion, restrict, delay or prohibit transfers to any Fixed Account option or any Subaccount from time to time on a nondiscriminatory basis.
How to Request a Transfer
Currently, instead of placing a request in writing, an Owner may place a request for all or part of the Account Value to be transferred by telephone, facsimile or over the Internet. All transfers must be in accordance with the terms of the Contract. Transfer instructions are currently accepted once each Valuation Period. Transfer instructions currently may be placed by telephone at 1-800-789-6771, or via facsimile at 513-765-5115, or over the Internet through the Company’s web site at www.gafri.com, between 9:30 a.m. and 4:00 p.m. Once instructions have been accepted, they may not be rescinded; however, new instructions may be given the following Valuation Period. Access to these alternate methods of placing transfer requests, particularly through the Company’s web site, may be limited or unavailable during periods of peak demand, system upgrading and maintenance, or for other reasons. The Company may withdraw the right to make transfers by telephone, facsimile or over the Internet upon 10 days’ written notice to affected Contract Owners.
The Company will not be liable for complying with transfer instructions that the Company reasonably believes to be genuine, or for any loss, damage, cost or expense in acting on such instructions. In addition, the Company will not be liable for refusing to comply with transfer instructions that are not in Good Order or that the Company reasonably believes are not genuine, or for any loss, damage, cost or expense for failing to act on such instructions. The Owner or person with the right to control payments will bear the risk of such loss. The Company will employ reasonable procedures to determine that telephone, facsimile or Internet instructions are genuine. If the Company does not employ such procedures, the Company may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, tape recording telephone instructions or requiring use of a unique password or other identifying information.
Automatic Transfer Programs
During the Accumulation Period, the Company offers the automatic transfer services described below. To enroll in one of these programs, you will need to complete the appropriate authorization form, which you can obtain from the Company by calling 1-800-789-6771. There are risks involved in switching between investments available under the Contract.
Currently, the transfer fee does not apply to dollar cost averaging, portfolio rebalancing, or interest sweep transfers, and transfers under these programs will not count toward the twelve transfers permitted under the Contract without a transfer fee charge.

Minimum Account
Service	Description	Requirements	Limitations/Notes
Dollar Cost Averaging Dollar cost averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. You should consider your financial ability to continue dollar cost averaging transfers through periods of changing price levels.
	Automatic transfers from the money market Subaccount to any other Subaccount(s), or from the Fixed Accumulation Account option (where available) to any Subaccount(s), on a monthly or quarterly basis.	Source of funds must be at least $10,000. Minimum transfer per month is $500. When balance of source of funds falls below $500, entire balance will be allocated according to dollar cost averaging instructions.	Dollar cost averaging transfers may not be made to any of the Fixed Account options. The dollar cost averaging transfers will take place on the last Valuation Date of each calendar month or quarter as requested by the Owner.

Minimum Account
Service	Description	Requirements	Limitations/Notes
Portfolio Rebalancing Portfolio rebalancing does not guarantee profits or prevent losses in a declining market.	Automatically transfer amounts between the Subaccounts and the Fixed Accumulation Account option (where available) to maintain the percentage allocations selected by the Owner.	Minimum Account Value of $10,000.	Transfers will take place on the last Valuation Date of each calendar quarter. Portfolio rebalancing will not be available if the dollar cost averaging program or an interest sweep from the Fixed Accumulation Account option is being utilized.

Interest Sweep	Automatic transfers of the income from any Fixed Account option(s) to any Subaccount(s).	Balance of each Fixed Account option selected must be at least $5,000. Maximum transfer from each Fixed Account option selected is 20% of such Fixed Account option’s value per year. Amounts transferred under the interest sweep program will reduce the 20% maximum transfer amount otherwise allowed.	Interest sweep transfers will take place on the last Valuation Date of each calendar quarter. Interest sweep is not available from the Seven-Year Guaranteed Interest Rate Option if the Principal Guarantee Program is selected.
Changes in or Termination of Automatic Transfer Programs
The Owner may terminate any of the automatic transfer programs at any time, but must give the Company at least 30 days’ notice to change any automatic transfer instructions that are already in place. Termination and change instructions will be accepted by telephone at 1-800-789-6771, by U.S. or overnight mail, or by facsimile at 513-768-5115. The Company may terminate, suspend or modify any aspect of the automatic transfer programs described above without prior notice to Owners, as permitted by applicable law. Any such termination, suspension or modification will not affect automatic transfer programs already in place.
The Company may also impose an annual fee or increase the current annual fee, as applicable, for any of the foregoing automatic transfer programs in such amount(s) as the Company may then determine to be reasonable for participation in the program. The maximum amount of the annual fee that would be imposed for participating in each automatic transfer program is $30.
Restrictions on Transfers Relate to Active Trading Strategies
Neither the Contracts described in this prospectus nor the underlying Portfolios are designed to support active trading strategies that involve frequent movement between or among Subaccounts (sometimes referred to as “market-timing” or “short-term trading”). An Owner who intends to use an active trading strategy should consult his/her registered representative and request information on variable annuity contracts that offer underlying Portfolios designed specifically to support active trading strategies.
We have implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Transfer restrictions may vary by state.
Appendix B to this prospectus contains more information about the processes and restrictions.
WITHDRAWALS AND SURRENDERS
Surrender and Withdrawals
An Owner may surrender a Contract in full or take a partial withdrawal during the Accumulation Period. A CDSC may apply on any surrender or withdrawal. If a CDSC applies to a withdrawal, it will generally be deducted from the remaining contract value. For more information about the calculation of the CDSC, please see the Deduction for Contingent Deferred Sales Charge When You Make a Withdrawal section of this prospectus.

The restrictions and charges on withdrawals and surrenders are:

	Tax-Qualified	Non-Tax-Qualified
Minimum amount of withdrawal	$500	$500

Minimum remaining Surrender Value after withdrawal	$500	$500

Amount available for surrender or withdrawal (valued as of end of Valuation Period in which request for surrender or withdrawal is received by the Company)	Account Value, subject to tax law or employer plan restrictions on withdrawals or surrenders	Account Value, subject to employer plan restrictions on withdrawals

Tax-Qualified and Non-Tax-Qualified
Tax penalty for early withdrawal	When applicable, 10% of amount distributed before age 59 1/2 (25% for certain SIMPLE IRAs)

Contract maintenance fee on surrender	$30 (no CDSC applies to fee)

Contingent deferred sales charge (“CDSC”)	Up to 7% of purchase payments

Order of withdrawal for purposes of CDSC (order may be different for tax purposes)	First from accumulated earnings (no CDSC applies) and then from purchase payments in the order in which we receive them (CDSC may apply)
A surrender will terminate the Contract. Withdrawals are taken proportionally from all Subaccounts and Fixed Account options in which the Contract is invested on the date the Company receives the request unless the Owner requests that the withdrawal be from a specific investment option.
A surrender or withdrawal is effective on the Valuation Date during which the Company receives the request, and will be processed at the next Accumulation Unit Value calculated after the Company receives the request in Good Order. Payment of the amount surrendered or withdrawn may be delayed if it includes an amount paid to the Company by a check that has not yet cleared. Processing and payment of the amount surrendered or withdrawn from a Fixed Account option may be delayed for up to six months after receipt of the request for surrender or withdrawals as allowed by state law. If the Company delays processing and payment, it will comply with the applicable state law. Payment of the amount surrendered or withdrawn from the Subaccounts may be delayed during any period the New York Stock Exchange is closed or trading is restricted, or when the SEC either: (1) determines that there is an emergency which prevents valuation or disposal of securities held in the Separate Account; or (2) permits a delay in payment for the protection of security holders.
Free Withdrawal Privilege
The Company will waive the CDSC on full or partial surrender or withdrawal during the first contract year, on an amount equal to not more than 10% of all purchase payments received. During the second and succeeding contract years, the Company will waive the CDSC on an amount equal to not more than the greater of: (a) accumulated earnings (Account Value in excess of purchase payments); or (b) 10% of the Account Value as of the last contract anniversary.
If the free withdrawal privilege is not exercised during a Contract year, it does not carry over to the next Contract year. The free withdrawal privilege may not be available under some group Contracts.
Long-Term Care Waiver Rider
If the Long-Term Care Waiver Rider is available in your state, it is automatically provided with your Contract. If a Contract is modified by the Long-Term Care Waiver Rider, a surrender or withdrawal may be made free of any CDSC if the Owner has been confined in a qualifying licensed hospital or long-term care facility for at least 90 days beginning on or after the first contract anniversary. There is no charge for this rider.
Systematic Withdrawal
During the Accumulation Period, an Owner may elect to automatically withdraw money from the Contract. The Account Value must be at least $10,000 in order to make a systematic withdrawal election. The minimum monthly amount that can be withdrawn is $100. Systematic withdrawals will be subject to the CDSC to the extent the amount withdrawn exceeds the free withdrawal privilege. The Owner may begin or discontinue systematic withdrawals at any time by request to the Company, but at least 30 days’ notice must be given to change any systematic withdrawal instructions that are currently in place. The Company reserves the right to discontinue offering systematic withdrawals at any time. Currently, the Company does not charge a fee for systematic withdrawal services. However, the Company reserves the right to impose an annual fee in such amount as the Company may then determine to be reasonable for participation in the systematic withdrawal program. If imposed, the fee will not exceed $30 annually.
Before electing a systematic withdrawal program, you should consult with a financial advisor. Systematic withdrawal is similar to annuitization, but will result in different taxation of payments and potentially different amount of total payments over the life of the Contract than if annuitization were elected.
CONTRACT LOANS
If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract. The Company may make loans to Owners of certain tax-qualified Contracts. If loans are available under your Contract and you borrow money under the loan provisions, we will charge interest on the loan. The maximum interest rate we charge is 8%. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved from the Subaccounts you designate to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral, which will be at least 3%. Generally, we require the collateral amount to be 110% of the outstanding loan balance. The restrictions that otherwise apply to the Fixed Accumulation Account do not apply to transfers of collateral amounts to the Fixed Accumulation Account or to such amounts no longer required to collateralize the loan.
The difference between the interest rate we charge on a loan and the interest rate we credit to the collateral amount is called the “loan interest spread.”
•	Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to the collateral amount in the Fixed Accumulation Account is 3%, the maximum loan interest spread is 5%.
•	Because we are currently charging 6% interest on loans and crediting 3% interest on collateral, the current “loan interest spread” is 3%.
•	A plan administrator or employer retirement plan may require us to charge an interest rate on loans that is higher than 8%. In this case, the maximum “loan interest spread” will be higher than 5% and the current “loan interest spread” will be higher than 3%.
Any unpaid interest will be added to the loan. As a result, it will be compounded and be part of the loan.
If loans are available under your Contract and you borrow money under the loan provisions, you will not be able to surrender or annuitize your Contract until all such loans are paid in full. Loans may also limit the amount of money that you can partially surrender from your Contract. If you default in repaying a loan under your Contract, we may pay off the loan by effectively reducing your Account Value by an amount equal to the balance of the loan.
If we receive money from you while a loan is outstanding under your Contract, we will treat the money as a Purchase Payment unless you notify us that the money is a loan payment.
Loan amounts and repayment requirements are subject to provisions of the Internal Revenue Code, and default on a loan will result in a taxable event. You should consult a tax advisor prior to exercising loan privileges. If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract.
A loan, whether or not repaid, will have a permanent effect on the Account Value of a Contract because the collateral cannot be allocated to the Subaccounts or Fixed Account guarantee periods. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on collateral while the loan is outstanding, the Account Value will not increase as rapidly as it would if no loan were outstanding. If investment results are below that rate, the Account Value will be higher than it would have been if no loan had been outstanding.

ANNUITY BENEFIT
An Owner may designate the date that annuity payments will begin, and may change the date up to 30 days before annuity payments are scheduled to begin. Unless the Company agrees otherwise, the first day of a Benefit Payment Period in which annuity payments are paid cannot be later than the Annuity Commencement Date.
The amount applied to a settlement option will be the Account Value as of the end of the Valuation Period immediately preceding the first day of the Benefit Payment Period. The Owner may select any form of settlement option which is currently available. The standard forms of settlement options are described in the Settlement Options section of this prospectus.
If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. If the Owner does not select a settlement option, such as a specific fixed dollar benefit payment, a variable dollar benefit payment, or a combination of a variable and fixed dollar benefit payment, the Company will apply the Account Value (or Surrender Value) to a fixed dollar benefit for the life of the Annuitant with 120 monthly payments assured, as described in the Settlement Options section of this prospectus.
DEATH BENEFIT
Death Benefit
A death benefit will be paid under a Contract if the Owner dies during the Accumulation Period. If a surviving (or your civil union partner/domestic partner/same-gender spouse in applicable states) becomes a Successor Owner of the Contract, the death benefit will be paid on the death of the Successor Owner if he or she dies during the Accumulation Period.
Death Benefit payments shall be made to the Beneficiary as payee. In lieu of that, after the death of the Owner, a Beneficiary which is a non-natural person may elect to have Death Benefit payments made to a payee to whom the Beneficiary is obligated to make corresponding payments of a death benefit. Any such election by a non-natural person as Beneficiary shall be by Written Request, and may be made or changed at any time.
A partial surrender or withdrawal from the Contract may result in the reduction of the Death Benefit that is greater than the amount of the partial surrender or withdrawal.
The Beneficiary will be the person on whose life any Death Benefit payments under a settlement option are based. However, if the Beneficiary is a non-natural person, then any payments under a life option will be based on the life of a person to whom the Beneficiary is obligated, who must be designated by the Beneficiary by Written Request before the Death Benefit Commencement Date.
In any event, if the Beneficiary is a non-natural person, any Death Benefit amounts remaining payable on the death of the payee will be paid to any contingent payee designated by the Beneficiary by Written Request, or if none is surviving at the time payment is to be made, then to the Beneficiary.
Death Benefit Amount
The determination of the Death Benefit Amount depends on the form of Contract in effect in your state of residence when the Contract was issued and, for certain contracts, whether you elected the optional Death Benefit amount. It also depends on whether the Contact is an individual Contract or a group Contract. For example, in 2000 and again in 2003, the Company sought approval from the various states for an endorsement with revised provisions concerning the determination of the Death Benefit Amount (the “2000 Death Benefit Endorsement” and “2003 Death Benefit Endorsement,” respectively).
The chart below is intended to help you identify the version of the Death Benefit that is available with your Contract. If you have questions as to how to determine the Death Benefit Amount under your Contract, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423, or call us at 1-800-789-6771. .

Individual Contract

		Optional Feature	Death Benefit
Your State of Residence	Issue Date of Your Contract	Selection	Amount
All states except Minnesota, Oregon, South Carolina and Washington	After May 1, 2006 OR Before May 1, 2006 but after the 2003 Death Benefit Endorsement was approved in your state of residence	N/A	Version 1

	Before the 2003 Death Benefit Endorsement was approved in your state of residence but after the 2000 Death Benefit Endorsement was approved in your state	Optional Enhanced Death Benefit amount was NOT selected	Version 2

	Before the 2003 Death Benefit Endorsement was approved in your state of residence but after the 2000 Death Benefit Endorsement was approved in your state	Optional Enhanced Death Benefit Amount was selected	Version 2E

	Before the 2000 Death Benefit Endorsement was approved in your state of residence	N/A	Version 3

Minnesota	After August 7, 2003 (the date Minnesota approved the 2003 Death Benefit Endorsement)	N/A	Version 1

	Before August 7, 2003 but after the 2000 Death Benefit Endorsement was approved in Minnesota	Optional Enhanced Death Benefit Amount was NOT selected	Version 2

	Before August 7, 2003 but after the 2000 Death Benefit Endorsement was approved in Minnesota	Optional Enhanced Death Benefit Amount was selected	Version 2E

	Before the 2000 Death Benefit Endorsement was approved in Minnesota	N/A	Version 3

Oregon, South Carolina or Washington	After May 1, 2006 OR Before May 1, 2006 but after 2003 Death Benefit Endorsement was approved in your state of residence	N/A	Version 1

	Before the 2003 Death Benefit Endorsement was approved in your state of residence	N/A	Version 3
Group Contract

Your State of Residence	Issue Date of Your Contract		Death Benefit Amount
All states except Minnesota	After May 1, 2006 OR Before May 1, 2006 but after the 2003 Death Benefit Endorsement was approved by your state of residence	N/A	Version 1

	Before the 2003 Death Benefit Endorsement was approved by your state of residence	N/A	Version 3

Minnesota	After August 7, 2003 (the date Minnesota approved the 2003 Death Benefit Endorsement)	N/A	Version 1

	Before August 7, 2003	N/A	Version 3
Death Benefit Amount (Version 1)
The Death Benefit will equal the greatest of:
1)	the Account Value on the Death Benefit Valuation Date; or
2)	the total of all your purchase payments, reduced proportionally for partial surrenders; or
3)	the Historic High Value.
The Historic High Value is equal to the lesser of:
(a)	200% of the total purchase payments, reduced proportionally for withdrawals; and

(b)	the High Value, reduced proportionally for withdrawals taken after the High Value was reached.
The High Value is the largest Account Value on the fifth or any subsequent Contract Anniversary, but before the Death Benefit Valuation Date and prior to Age 65.
•	If the Contract was issued after the Owner’s 60th birthday, there is no High Value.
•	If the Death Benefit Valuation Date is before the fifth Contract anniversary, then there is no High Value.
•	If there is no High Value then there is no Historic High Value.

The Death Benefit Amount will be reduced by any premium tax or other tax that is applicable. It will also be reduced by any outstanding loans. The reduction for withdrawals will be the same percentage as the percentage reduction in the Account Value. A partial surrender or withdrawal from the Contract may result in the reduction of the Death Benefit that is greater than the amount of the partial surrender or withdrawal.
The Death Benefit Amount will be allocated among the Subaccounts and Fixed Account options. This allocation will occur as of the Death Benefit Valuation Date. It will be made in the same proportion as the value of each option bears to the total account value immediately before that date.
An Owner may elect the form of payment of the death benefit at any time before his or her death. The form of payment may be a lump sum, or any available form of settlement option. The standard forms of settlement options are described in the Settlement Options section of this prospectus. There is no additional change associated with the form of Death Benefit election. If the Owner does not make an election as to the form of death benefit, the Beneficiary may make an election within one year after the Owner’s death. If no election as to the form of settlement option is made, the Company will apply the death benefit to a fixed dollar benefit for a period certain of 48 months. The first day of the Benefit Payment Period in which a death benefit is paid may not be more than one year after the Owner’s death; the day a death benefit is paid in a lump sum may not be more than five years after the Owner’s date of death.
Example of Determination of Death Benefit Amount for Version 1
This example is intended to help you understand how a withdrawal impacts the Death Benefit amount and how the Version 1 Death Benefit amount is calculated.
This example assumes:
•	your total Purchase Payments equal $100,000 and your Account Value is $90,000,
•	the “High Value” is $140,000, and
•	you withdraw $10,000 from the Contract, and you are left with an Account Value of $80,000.
Step One: Calculate the proportional reduction in the Purchase Payments.

1 –	$80,000 $90,000	Account Value immediately after withdrawal Account Value immediately before withdrawal	= 11.1111%	Percentage Reduction

$100,000	Purchase Payments	x 11.1111%	Percentage Reduction	= $11,111	Proportional Reduction
Step Two: Calculate the reduced Purchase Payment amount.

Purchase Payments	$100,000
Less proportional reduction for withdrawals	- 11,111

Purchase Payments reduced for withdrawals	$88,889
Step Three: Calculate the proportional reduction in the High Value.

1 –	$80,000 $90,000	Account Value immediately after withdrawal Account Value immediately before withdrawal	= 11.1111%	Percentage Reduction

$140,000	High Value	x 11.1111%	Percentage Reduction	= $15,556	Proportional Reduction
Step Four: Calculate the reduced High Value amount.

High Value	$140,000
Less proportional reduction for withdrawals	- 15,556

High Value reduced for withdrawals	$124,444

Step Five: Calculate the proportional reduction in the 200% Purchase Payment amount.

1 –	$80,000 $90,000	Account Value immediately after withdrawal Account Value immediately before withdrawal	= 11.1111%	Percentage Reduction

$200,000	200% Purchase Payments	x 11.1111%	Percentage Reduction	= $22,222	Proportional Reduction
Step Six: Calculate the reduced 200% Purchase Payment amount.

200% Purchase Payments	$200,000
Less proportional reduction for withdrawals	- 22,222

200% Purchase Payments reduced for withdrawals	$177,778
Step Seven: Determine the Death Benefit amount.
Immediately after the withdrawal, the applicable amounts are:

• Account Value	$80,000
• reduced Purchase Payments amount	$88,889
• reduced High Value amount	$124,444
• reduced 200% Purchase Payments amount	$177,778
First, determine the Historic High Value by comparing the reduced High Value amount and the reduced 200% Purchase Payment amount. Immediately after the withdrawal, the reduced High Value of $124,444 is less than the reduced 200% Purchase Payments of $177,778. As a result, the Historic High Value is the reduced High Value of $124,444.
Next, compare the Account Value, the reduced Purchase Payment amount, and the Historic High Value amount. Immediately after the withdrawal, the Historic High Value of $124,444 is greater than both the reduced Purchase Payments of $88,889 and the Account Value of $80,000, so the Death Benefit amount would be $124,444.
The death benefit amount will be reduced by any applicable premium tax or other taxes not previously deducted and by the balance of any outstanding loans.
Death Benefit Amount (Version 2)
The Death Benefit will equal the greatest of:
1)	the Account Value on the Death Benefit Valuation Date; or
2)	the Minimum Death Benefit; or
3)	the Historic High Value;
The Minimum Death Benefit is equal to total purchase payments, reduced proportionally for withdrawals, and increased by interest, if any. This reduction will be in the same proportion that the Account Value was reduced on the date of the withdrawal.
•	If the Owner dies before Age 80, interest compounds daily, at an effective annual interest rate of 3%, to the Death Benefit Valuation Date.
•	If the Owner dies on or after his 80th birthday, interest compounds daily, at an effective annual interest rate of 3%, to the Contract Anniversary prior to the 80th birthday.
•	No interest will be added if the Owner was Age 80 before this Contract was issued.
The Historic High Value is equal to the High Value, reduced proportionally for withdrawals taken after the High Value was reached. This reduction will be in the same proportion that the Account Value was reduced on the date of the withdrawal.
The High Value is the largest Account Value on the fifth or any subsequent Contract Anniversary, but before the Death Benefit Valuation Date and prior to Age 80.
•	If this Contract was issued after the Owner’s 75th birthday, there is no High Value. This means there is no Historic High Value.

A partial surrender or withdrawal from the Contract may result in the reduction of the Death Benefit that is greater than the amount of the partial surrender or withdrawal.
The death benefit will be allocated among the Subaccounts and the Fixed Account options. This allocation will occur as of the Death Benefit Valuation Date. It will be made in the same proportion as the value of each option bears to the total Account Value immediately before that date. Any applicable premium tax or other taxes not previously deducted, and any outstanding loans, will be deducted from the death benefit amount described above.
For all Contracts, the Owner may elect the form of payment of the death benefit at any time before his or her death. The form of payment may be a lump sum, or any available form of settlement option. The standard forms of settlement options are described in the Settlement Options section of this prospectus. There is no additional change associated with the form of Death Benefit election. If the Owner does not make an election as to the form of death benefit, the Beneficiary may make an election within one year after the Owner’s death. If no election as to the form of settlement option is made, the Company will apply the death benefit to a fixed dollar benefit for a period certain of 48 months. The first day of the Benefit Payment Period in which a death benefit is paid may not be more than one year after the Owner’s death; the day a death benefit is paid in a lump sum may not be more than five years after the Owner’s date of death.
Example of Determination of Death Benefit Amount for Version 2
This example is intended to help you understand how a withdrawal impacts the Death Benefit amount and how the Version 2 Death Benefit amount is calculated.
This example assumes:
•	your total Purchase Payments equal $100,000 and your Account Value is $90,000,
•	the “High Value” is $140,000, and
•	you withdraw $10,000 from the Contract, and you are left with an Account Value of $80,000.
It also assumes that, for purposes of calculating the Death Benefit Amount, total Purchase Payments will be increased by interest in the amount of $42,576, which represents interest at an annual effective rate of 3% for 15 years.
Step One: Calculate the proportional reduction in the Purchase Payment amount.

1 –	$80,000 $90,000	Account Value immediately after withdrawal Account Value immediately before withdrawal	= 11.1111%	Percentage Reduction

$100,000	Purchase Payments	x 11.1111%	Percentage Reduction	= $11,111	Proportional Reduction
Step Two: Calculate the Minimum Death Benefit (reduced Purchase Payment amount, increased by interest).

Purchase Payments	$100,000
Less proportional reduction for withdrawals	- 11,111

Purchase Payments reduced for withdrawals	88,889
Plus interest	+ 42,576

Minimum Death Benefit	$131,465

Step Three: Calculate the proportional reduction in the High Value.

1 –	$80,000 $90,000	Account Value immediately after withdrawal Account Value immediately before withdrawal	= 11.1111%	Percentage Reduction

$140,000	High Value	x 11.1111%	Percentage Reduction	= $15,556	Proportional Reduction
Step Four: Calculate the Historic High Value amount, which is the same as the reduced High Value amount.

High Value	$140,000
Less proportional reduction for withdrawals	- 15,556

Historic High Value	$124,444
Step Five: Determine the Death Benefit amount.
Immediately after the withdrawal, the applicable amounts are:

• Account Value	$80,000
• Minimum Death Benefit	$131,465
• Historic High Value	$124,444
Immediately after the withdrawal, the Minimum Death Benefit of $131,465 is greater than the Historic High Value of $124,444 and the Account Value of $80,000, so the Death Benefit amount would be $131,465.
The death benefit amount will be reduced by any applicable premium tax or other taxes not previously deducted and by the balance of any outstanding loans.
Death Benefit Amount (Version 2E)
See Appendix C for information about Death Benefit Amount (Version 2E).
Death Benefit Amount (Version 3)
Scenario A: If you die before age 80 and before the Annuity Commencement Date, the death benefit will be an amount equal to the largest of the following three amounts:
1)	The Account Value on the Death Benefit Valuation Date;
2)	The total purchase payment(s), with interest at three percent (3%) per year compounded annually, less any partial surrenders and any contingent deferred sales charges that applied to those amounts; or
3)	The largest Account Value on any contract anniversary after the fourth contract anniversary and prior to the Death Benefit Valuation Date, less any partial surrenders after such Account Value was determined and any contingent deferred sales charges that applied to those amounts.
Scenario B: If you die after age 80 and before the Annuity Commencement Date, the death benefit will be an amount equal to the largest of the following three amounts:
1)	The Account Value on the Death Benefit Valuation Date;
2)	The total purchase payment(s), with interest at three percent (3%) per year compounded annually through the Contract Anniversary prior to your 80th birthday, less any partial surrenders and any contingent deferred sales charges that applied to those amounts; or
3)	The largest Account Value on any contract anniversary after the fourth contract anniversary and prior to your 80th birthday, less any partial surrenders after such Account Value was determined and any contingent deferred sales charges that applied to those amounts.
Scenario C: If your Contract was issued to you after age 80 and you die before the Annuity Commencement Date, the death benefit will be the greater of:
1)	The Account Value on the Death Benefit Valuation Date; or
2)	The total purchase payment(s), less any partial surrenders and any contingent deferred sales charges that applied to those amounts.

The death benefit will be allocated among the Subaccounts and the Fixed Account options. This allocation will occur as of the Death Benefit Valuation Date. It will be made in the same proportion as the value of each option bears to the total Account Value immediately before that date. Any applicable premium tax or other taxes not previously deducted, and any outstanding loans, will be deducted from the death benefit amount described above.
An Owner may elect the form of payment of the death benefit at any time before his or her death. The form of payment may be a lump sum, or any available form of settlement option. The standard forms of settlement options are described in the Settlement Options section of this prospectus. If the Owner does not make an election as to the form of death benefit, the Beneficiary may make an election within one year after the Owner’s death. If no election as to the form of settlement option is made, the Company will apply the death benefit to a fixed dollar benefit for a period certain of 48 months. The first day of the Benefit Payment Period in which a death benefit is paid may not be more than one year after the Owner’s death; the day a death benefit is paid in a lump sum may not be more than five years after the Owner’s date of death.
Example of Determination of Death Benefit Amount for Version 3—Scenario A
This example is intended to help you understand how a withdrawal impacts the Death Benefit amount and how the Version 3 Death Benefit amount is calculated.
This example assumes:
•	your total Purchase Payments equal $100,000 and our Account Value is $90,000,
•	the “largest Account Value” is $140,000, and
•	you withdraw $10,000 from the Contract, and you are left with an Account Value of $80,000.
It also assumes that, for purposes of calculating the Death Benefit Amount, total Purchase Payments will be increased by interest in the amount of $42,576, which represents interest at an annual effective rate of 3% for 15 years.
Step One: Calculate the Purchase Payment amount, increased by interest and reduced for withdrawals.

Purchase Payments	$100,000
Plus interest	+ 42,576

Purchase Payments increased by interest	142,576
Less reduction for withdrawals	- 10,000

Purchase Payments increased by interest and and reduced for withdrawals	$132,576
Step Two: Calculate the largest Account Value amount, reduced for withdrawals.

Largest Account Value	$140,000
Less reduction for withdrawals	- 10,000

Largest Account Value reduced for withdrawals	$130,000
Step Three: Determine the Death Benefit amount.
Immediately after the withdrawal, the applicable amounts are:

• Account Value	$80,000
• reduced Purchase Payments, increased by interest	$132,576
• reduced largest Account Value	$130,000
Immediately after the withdrawal, the reduced Purchase Payments plus interest of $132,576 is greater than the reduced largest Account Value of $130,000 and the Account Value of $80,000, so the Death Benefit amount would be $132,576.
The death benefit amount will be reduced by any applicable premium tax or other taxes not previously deducted and by the balance of any outstanding loans.

Payment of Benefits
When a Contract is annuitized, or when a death benefit is applied to a settlement option, the Account Value or the death benefit, as the case may be, the Company promises to pay a stream of benefit payments for the duration of the settlement option selected. Upon annuitization, the Account Value is no longer available to the Owner. Benefit payments may be calculated and paid: (1) as a fixed dollar benefit; (2) as a variable dollar benefit; or (3) as a combination of both. The stream of payments, whether variable dollar or fixed dollar, is an obligation of the Company’s general account. However, only the amount of fixed dollar benefit payments is guaranteed by the Company. The Owner (or Payee) bears the risk that any variable dollar benefit payment may be less than the initial variable dollar benefit payment, or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently. Transfers between a variable dollar benefit and a fixed dollar benefit are not permitted, but transfers of Benefit Units among Subaccounts are permitted once each 12 months after a variable dollar benefit has been paid for at least 12 months. The formulas for transferring Benefit Units among Subaccounts during the Benefit Payment Period are set forth in the Statement of Additional Information.
If the beneficiary is an individual and the lump sum payment option is selected, we pay the death benefit by establishing an interest-bearing draft account for the beneficiary in the amount of the death benefit. This account is called the Great American Benefit Choice Account. We send the beneficiary a personalized “checkbook” for this account. The beneficiary may withdraw all or part of the money in this account at any time by writing a draft against the account. The servicing bank will process the draft by drawing funds from our general account.
The Great American Benefit Choice Account earns interest, which is compounded daily and credited monthly. We set the interest rate for this account. We review the rate periodically and we may change it at any time. We may make a profit on the money held in this account.
The Great American Benefit Choice Account is part of our general account. It is not a bank account, and it is not insured by the FDIC, NCUSIF, or any government agency. As part of our general account, it is subject to the claims of our creditors.
In some circumstances when a lump sum payment option is selected, we do not establish a draft account for the beneficiary.
•	If the death benefit is less than $5,000 or the beneficiary is a non-natural person such as a trust, estate or corporation, we pay the death benefit with a single check payable to the beneficiary.
•	If the beneficiary is a resident of Arkansas, Colorado, Florida, Kansas, Maryland, Nevada, North Carolina or North Dakota and he or she requests that the lump sum be paid by check, we pay the death benefit with a single check payable to the beneficiary.
SETTLEMENT OPTIONS
Settlement Options
The Company will make periodic payments in any form of settlement option that is acceptable to it at the time of an election. The standard forms of settlement options are described below. Payments under any settlement option may be in monthly, quarterly, semiannual or annual payment intervals. If the amount of any regular payment under the form of settlement option elected would be less than $50, an alternative form of settlement option will have to be elected. The Company, in its discretion, may require benefit payments to be made by direct deposit or wire transfer to the account of a designated Payee.
The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform with the change. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed or commuted (i.e., redeemed at present value). Other settlement options may be commuted as described in the Commuted Values section of this prospectus.
The dollar amount of benefit payments will vary with the frequency of the payment interval and the duration of the payments. Generally, each payment in a stream of payments will be lesser in amount as the frequency of payments increases, or as the length of the payment period increases, because more payments will be paid. For life contingent settlement options, each payment in the stream of payments will generally be lesser in amount as the life expectancy of the Annuitant or Beneficiary increases because more payments are expected to be paid.
For life contingent settlement options, the death of the Annuitant may result in only a single payment being made. For fixed period settlement options, the periodic payments will continue for the entire fixed period even if the Annuitant dies during the payment period.
Income for a Fixed Period: The Company will make periodic payments for a fixed period of 5 to 30 years. (Payment intervals of 1 to 4 years are available for death benefit settlement options only.)
Life Annuity with Payments for a Fixed Period: The Company will make periodic payments for a fixed period, or until the death of the person on whose life benefit payments are based if he or she lives longer than the fixed period.
Joint and One-Half Survivor Annuity: The Company will make periodic payments until the death of the primary person on whose life benefit payments are based; thereafter, the Company will make one-half of the periodic payment until the death of the secondary person on whose life benefit payments are based.
Life Annuity: The Company will make periodic payments until the death of the person on whose life the benefit payments are based.
For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40%male) with interest at 1% per year, compounded annually.
For all other Contracts, the Company guarantees minimum fixed dollar benefit payment factors based on 1983 annuity mortality tables for individuals or groups, as applicable, with interest at 3% per year, compounded annually.
Forms of Benefit Payments Under Settlement Options
Fixed Dollar Payments
Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, or applicable premium taxes) by the amount of the payment per $1,000 of value which the Company is currently paying for settlement options of that type. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.
The Company guarantees minimum fixed dollar benefit payment factors based on 1983 group annuity mortality tables, for blended lives (60% female/40% male) with interest at 3% per year, compounded annually. The minimum monthly payments per $1,000 of value for the Company’s standard settlement options are set forth in tables in the Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.
Variable Dollar Payments
The first variable dollar benefit payment is the amount it would be if it were a fixed dollar benefit payment calculated at the Company’s minimum guaranteed settlement option factors, reduced by a pro rata portion of the certificate maintenance fee, equal to the amount of the fee divided by the number of payments to be made over a 12-month period.
The amount of each subsequent variable dollar benefit payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the first benefit payment includes a 3% rate of interest, subsequent benefit payments will be less than the first payment if the net investment performance of the applicable Subaccount(s) is less than 3%.
The amount of each subsequent payment is the sum of the payment due for each Subaccount selected, less a pro rata portion of the certificate maintenance fee, as described above. The payment due for a Subaccount equals the shares for that Subaccount, which are the Benefit Units, times their value, which is the Benefit Unit Value for that Subaccount as of the end of the fifth Valuation Period preceding the due date of the payment.

The number of Benefit Units for each Subaccount selected is determined by allocating the amount of the first variable dollar benefit payment (before deduction of the pro rata portion of the certificate maintenance fee) among the Subaccount(s) selected in the percentages indicated by the Owner (or Payee). The dollar amount allocated to a Subaccount is divided by the Benefit Unit Value for that Subaccount as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Subaccount at each payment interval. The number of Benefit Units for each Subaccount remains fixed during the Benefit Payment Period, except as a result of any transfers among Subaccounts or as provided under the settlement option elected. An explanation of how Benefit Unit Values are calculated is included in the Definitions section of this prospectus.
Considerations in Selecting a Settlement Option and Payment Forms
Periodic payments under a settlement option are affected by various factors, including the length of the payment period, the life expectancy of the person on whose life benefit payments are based, the frequency of the payment interval (monthly, quarterly, semi-annual or annual), and the payment form selected (fixed dollar or variable dollar).
•	Generally, the longer the period over which payments are made or the more frequently the payments are made, the lower the amount of each payment because more payments will be made.

•	For life contingent settlement options, the longer the life expectancy of the Annuitant or Beneficiary, the lower the amount of each payment because more payments are expected to be paid.

•	Fixed dollar payments will remain level for the duration of the payment period.

•	The actual amount of each variable dollar payment may vary from payment to payment regardless of the duration of the payment period. The actual amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected. The daily investment factor and the assumed interest rate also affect the amount by which variable dollar payments increase or decrease.
Additional information about the net investment factor, and the assumed interest rate is included in the Statement of Additional Information.
THE CONTRACTS
Each Contract is an agreement between the Company and the Owner. Values, benefits and charges are calculated separately for each Contract. In the case of a group Contract, the agreement is between the group Owner and the Company. An individual participant under a group Contract will receive a certificate of participation, which is evidence of the participant’s interest in the group Contract. A certificate of participation is not a Contract. Values, benefits and charges are calculated separately for each certificate issued under a Contract. The description of Contract provisions in this prospectus applies to the interests of certificate Owners, except where otherwise noted.
Because the Company is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to operate, the availability of certain Contract rights and provisions in a given State may depend on that State’s approval of the Contracts. Where required by state law or regulation, the Contracts will be modified accordingly. To obtain an explanation of the modifications that we have made to Contracts delivered in the state where you live, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771.
Right to Cancel
The Owner of an Individual Contract may cancel it before midnight of the twentieth day following the date the Owner receives the Contract. For a valid cancellation, the Contract must be returned to the Company, and written notice of cancellation must be given to the Company, or to the agent who sold the Contract, by that deadline. If mailed, the return of the Contract or the notice is effective on the date it is postmarked, with the proper address and with postage paid. If the Owner cancels the Contract, the Contract will be void and the Company will refund the purchase payment(s) paid for it, plus or minus any investment gains or losses under the Contract as of the end of the Valuation Period during which the returned Contract is received by the Company. When required by state or federal law, the Company will return the purchase payments without any investment gain or loss, during all or part of the right to cancel period. When required by state or federal law, the Company will return the Purchase Payments in full, without deducting any fees or charges, during the right to cancel period. When required by state law, the right to cancel period may be longer than 20 days. When required by state law, the right to cancel may apply to group Contracts. During the right to cancel period specified on the first page of the Contract, the Company reserves the right to allocate all purchase payments to either the Fixed Accumulation Account or a money market Subaccount, at our discretion. If we exercise this right, we will allocate the Account Value as of the end of the right to cancel period to the Fixed Account options and/or to the Subaccounts in the percentages that the Owner instructed.

Termination
The Company reserves the right to terminate any Contract at any time during the Accumulation Period if the Surrender Value is less than $500. In that case, the Contract will be involuntarily surrendered and the Company will pay the Owner the amount which would be due the Owner on a full surrender. A group Contract may be terminated on 60 days advance notice, in which case participants will be entitled to continue their interests on a deferred, paid-up basis, subject to the Company’s involuntary surrender right as described above.
Persons With Rights Under a Contract
Owner: The Owner is the person with authority to exercise rights and receive benefits under the Contract (e.g., make allocations among investment options, elect a settlement option, designate the Annuitant, Beneficiary and Payee). An Owner must ordinarily be a natural person, or a trust or other legal entity holding a contract for the benefit of a natural person. Ownership of a non-tax-qualified Contract may be transferred, but transfer may have adverse tax consequences. Ownership of a tax-qualified Contract may not be transferred. Unless otherwise elected or required by law, a transfer of Ownership will not automatically cancel a designation of an Annuitant or Beneficiary or any settlement options election previously made.
Joint Owners: There may be joint Owners of a non-tax-qualified Contract. Joint Owners may each exercise transfer rights and make purchase payment allocations independently. All other rights must be exercised by joint action. A surviving joint Owner who is not the (or your civil union partner/domestic partner/same-gender spouse in applicable states) of a deceased Owner may not become a Successor Owner, but will be deemed to be the Beneficiary of the death benefit which becomes payable on the death of the first Owner to die, regardless of any Beneficiary designation.
Successor Owner: The surviving (or your civil union partner/domestic partner/same-gender spouse in applicable states) of a deceased Owner may become a Successor Owner if the surviving (or your civil union partner/domestic partner/same-gender spouse in applicable states) was either the joint Owner or sole surviving Beneficiary under the Contract. In order for a (or your civil union partner/domestic partner/same-gender spouse in applicable states) to become a Successor Owner, the Owner must make an election prior to the Owner’s death, or the surviving (or your civil union partner/domestic partner/same-gender spouse in applicable states) must make an election within one year of the Owner’s death.
As required by federal tax law, the Contract contains rules about the rate at which a death benefit must be paid to a beneficiary who is not your spouse. If the successor owner is not your spouse as defined by federal tax law, then after your death the contract values must be distributed in a manner that complies with those rules.
Civil Union Partners, Domestic Partners and Same-Gender Married Couples: The federal Defense of Marriage Act states that none of the following persons are considered married under federal law: civil union partners, domestic partners, or same-gender married couples. Therefore the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner, a surviving domestic partner, or the surviving spouse of a same-gender marriage. For information about federal tax laws, please consult a tax advisor.
Annuitant: The Annuitant is the person whose life is the measuring life for life contingent annuity benefit payments. The Annuitant must be the same person as the Owner under a tax-qualified Contract. The Owner may designate or change an Annuitant under a non-tax-qualified Contract. Unless otherwise elected or required by law, a change of Annuitant will not automatically cancel a designation of a Beneficiary or any settlement option election previously made.
Beneficiary: The person entitled to receive the death benefit. The Owner may designate or change the Beneficiary, except that a surviving joint Owner will be deemed to be the Beneficiary regardless of any designation. Unless otherwise elected or required by law, a change of Beneficiary will not automatically cancel a designation of any Annuitant or any settlement option election previously made. If no Beneficiary is designated, and there is no surviving joint Owner, the Owner’s estate will be the Beneficiary. The Beneficiary will be the measuring life for life contingent death benefit payments.
Payee: Under a tax-qualified Contract, the Owner-Annuitant is the Payee of annuity benefits. Under a non-tax-qualified Contract, the Owner may designate the Annuitant or the Owner as the Payee of annuity benefits. Irrevocable naming of a Payee other than the Owner can have adverse tax consequences. The Beneficiary is the Payee of the death benefit.

Assignee: Under a tax-qualified Contract, assignment is not permitted. The Owner of a non-tax-qualified Contract may assign most of his/her rights or benefits under a Contract. Assignment of rights or benefits may have adverse tax consequences.
ANNUITY INVESTORS LIFE INSURANCE COMPANY®
The Company is a stock life insurance company incorporated under the laws of the State of Ohio in 1981. The Company is principally engaged in the sale of variable and fixed annuity policies. The home office of the Company is located at 525 Vine Street, Cincinnati, Ohio 45202.
The obligations under the Contracts are obligations of the Company. The fixed benefits under this Contract are provided through the Fixed Account. The Fixed Account is part of our general account and its values are not dependent on the investment performance of the Subaccounts that make up the Separate Account. The variable benefits under this Contract are provided through the Separate Account, which is described below.
The Company’s general account assets are used to guarantee the payment of applicable annuity and death benefits under the Contracts. As a result, Contract owners must rely on the financial strength of the Company for any benefit payments under the Contract. To the extent that we are required to pay benefit amounts in excess of the applicable Contract values, such amounts will come from the Company’s general account assets. You should be aware that the Company’s general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate risk, liquidity risk and credit risk. The Company’s financial statements in the Statement of Additional Information include a further discussion of investments held by the Company’s general account. In addition, the Company’s general account is subject to the claims of its creditors.
The Company and Great Americana Advisors®, Inc., the principal underwriter of the Contracts, are involved in various kinds of routine litigation that, in management’s judgment, are not of material importance to their assets or the Separate Account. There are no pending legal proceedings against the Separate Account.
THE SEPARATE ACCOUNT
General
The Separate Account was established by the Company on December 19, 1996, as an insurance company separate account under the laws of the State of Ohio pursuant to resolution of the Company’s Board of Directors. The Separate Account is registered with the SEC as a unit investment trust. It is divided into Subaccounts that invest in corresponding Portfolios. Interests in the Subaccounts are securities registered with the SEC. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account.
The assets of the Separate Account are owned by the Company, but they are held separately from the other assets of the Company. Under Ohio law, the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the Company. Income, gains and losses incurred on the assets in the Separate Account, whether realized or not, are credited to or charged against the Separate Account, without regard to other income, gains or losses of the Company.
Therefore, the performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account maintained by the Company. The assets of the Separate Account will be held for the exclusive benefit of Owners of, and the persons entitled to payment under, the Contracts offered by this prospectus and all other contracts issued by the Separate Account. The obligations under the Contracts are obligations of the Company.
Additions, Deletions or Substitutions of Subaccounts
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts will be made available to existing Owners on a basis to be determined by us and that is not discriminatory. We do not guarantee that any of the Subaccounts or any of the Portfolios will always be available for allocation of Purchase Payments or variable dollar benefit payments or for transfers. We may substitute the shares of a different portfolio or a different class of shares for shares held in a Portfolio.

In the event of any addition, merger, combination or substitution, we may make such changes in the Contract as may be necessary or appropriate to reflect such event. Additions, mergers, combinations or substitutions may be due to an investment decision by us, or due to an event not within our control, such as liquidation of a Portfolio or an irreconcilable conflict of interest between the Separate Account and another insurance company that offers the Portfolio. We will obtain approval of additions, mergers, combinations or substitution from the SEC to the extent required by the Investment Company Act of 1940, or other applicable law. We will also notify you before we make a substitution.
VOTING OF PORTFOLIO SHARES
To the extent required by law, all Portfolio shares held in the Separate Account will be voted by the Company at regular and special shareholder meetings of the respective Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccount. During the Accumulation Period, the Company will vote Portfolio shares according to instructions of Owners, unless the Company is permitted to vote shares in its own right.
The number of votes that an Owner may vote will be calculated separately for each Subaccount. The number will be determined by applying the Owner’s percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.
The Owner’s percentage interest and the total number of votes will be determined as of the record date established by that Portfolio for voting purposes. Voting instructions will be solicited by written communication in accordance with procedures established by the respective Portfolios.
The Company will vote or abstain from voting shares for which it receives no timely instructions and shares it holds as to which Owners have no beneficial interest (including shares held by the Company as reserves for benefit payments*). The Company will vote or abstain from voting such shares in proportion to the voting instructions it receives from Owners of all Contracts participating in the Subaccount. Because the Company will use this proportional method of voting, a small number of Owners may determine the manner in which the Company will vote Portfolio shares for which it solicits voting instructions but receives no timely instructions.
Each person or entity having a voting interest in a Subaccount will receive proxy material, reports and other material relating to the appropriate Portfolio. The Portfolios are not required to hold annual or other regular meetings of shareholders.
Neither the Owner nor Payee has any interest in the Separate Account during the Benefit Payment Period. Benefit Units are merely a measure of the amount of the payment the Company is obligated to pay on each payment date.
DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the contracts. Its business address is 525 Vine Street, Cincinnati, Ohio 45202. GAA is a wholly-owned subsidiary of Great American Financial Resources, Inc. and an affiliate of the Company.
The Contracts are sold by insurance agents who are also registered representatives of (1) GAA or (2) other broker-dealers that have entered into selling agreements with GAA. GAA and the other broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the National Association of Securities Dealers, Inc. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.
The Company pays commissions to GAA for promotion and sale of the contracts. GAA retains the commissions for sales made through its registered representatives, or pays the commissions to other broker-dealers for sales made through their registered representatives. GAA and the other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a contract. The maximum percentage is 8.5% of the purchase payments received from a contract. Commissions paid by the Company may also be calculated as a percentage of the contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the contract value on an annual basis.

Commissions paid on the Contracts and payments for other services are not charged directly to you or your Account Value, but are charged indirectly through fees and charges imposed under the Contracts. If these fees and charges are not sufficient to cover the commissions and other payments, any deficiency will be made up from our general assets.
The Statement of Additional Information includes more information about the compensation we pay to GAA and the additional compensation that GAA pays to select selling firms.
FEDERAL TAX MATTERS
This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the Statement of Additional Information. State taxation will vary depending on the state in which you reside, and is not discussed in this prospectus or in the Statement of Additional Information.
The tax information provided in the prospectus is not intended or written to be used as legal or tax advice. It is written solely to provide general information related to the sale and holding of the Contracts. A taxpayer cannot use it for the purpose of avoiding penalties that may be imposed under the tax laws. You should seek advice on legal or tax questions based on your particular circumstances from an attorney or tax advisor who is not affiliated with the Company.
Tax Deferral on Annuities
Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when an Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Account Value, although the plan itself may provide a tax deferral to the participating employee. For a group nonqualified Contract where the Owner has no rights over the separate interests, this rule is applied to each participant who is not a natural person.
Tax-Qualified Retirement Plans
Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), 408 and 408A (individual retirement annuities), and 457(g) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.
The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including an individual retirement annuity (“IRA”) under a Simplified Employee Pension (SEP) Plan, you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits.
Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to other Contracts are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to other Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

Individual Retirement Annuities
IRC Sections 219 and 408 permit certain individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer are not includable in the gross income of the employee until distributed from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned on the Contract.
Roth IRAs
IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1/2, become disabled, or died, or for qualified first-time homebuyer expenses.
Tax-Sheltered Annuities
IRC 403(b) of the Code permits public schools and charitable, religious, educational, and scientific organizations described in IRC Section 501(c)(3) to establish “tax-sheltered annuity” or “TSA” plans for their employees. TSA contributions and Contract earnings are generally not included in the gross income of the employee until distributed from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1/2, severs employment, becomes disabled, incurs a hardship, is eligible for a qualified reservist distribution, or dies. The IRC and the plan may impose additional restrictions on distributions.
Pension, Profit—Sharing, and 401(k) Plans
IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until distributed from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the Contract under the particular plan.
Roth TSAs and Roth 401(k)s
IRC Section 402A permits TSA plans and 401(k) plans to allow participating employees to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA or 401(k) plan are included in the employee’s taxable income as earned. Distributions are considered to come proportionally from contributions and earnings. Distributions attributable to contributions are tax-free. Distributions attributable to earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the employee has attained age 59 1/2, become disabled, or died. Amounts attributable to Roth TSA and Roth 401(k) contributions are subject to the same distribution restrictions that apply to other amounts attributable to TSA or 401(k) contributions made under a salary reduction agreement. The plan may impose additional restrictions on distributions.
Governmental Deferred Compensation Plans
State and local government employers may purchase annuity contracts to fund eligible deferred compensation plans for the benefit of their employees, as described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1/2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions on distributions.
Nonqualified Deferred Compensation Plans
Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include eligible deferred compensation plans of non-governmental tax-exempt employers described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, benefits payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules
The following chart summarizes the basic income tax rules governing tax-qualified retirement plans, nonqualified deferred compensation plans, and other Contracts.

Nonqualified Deferred
	Tax-Qualified Contracts and Plans	Compensation Plans	Other Annuity Contracts
Plan Types	▪ IRC §401 (Pension, Profit—Sharing, 401(k))	▪ IRC §409A ▪ IRC §457 (Nongovernmental §457)	IRC §72 only

▪ IRC §403(b) (Tax-Sheltered Annuity)

▪ IRC §408 (IRA, SEP, SIMPLE IRA)

▪ IRC §408A (Roth IRA)

▪ IRC §402A (Roth TSA or Roth 401(k))

▪ IRC §457 (Governmental §457)

Who May Purchase a Contract	Eligible employee, employer, or employer plan.	Employer on behalf of eligible employee. Employer generally loses tax-deferred status of Contract itself.	Anyone. Non-natural person will generally lose tax-deferred status.

Distribution Restrictions	Distributions from Contract or plan may be restricted to meet requirements of the Internal Revenue Code and/or terms of the retirement plan.		None.

Taxation of Surrenders and Lump Sum Death Benefit	Generally, 100% of distributions must be included in taxable income. However, the portion that represents an after-tax contributions or other “investment in the contract” is not taxable. Distributions from Roth IRA are deemed to come first from after-tax contributions. Distributions from other Contracts are generally deemed to come from investment in the contract on a pro-rata basis. Distributions from §408A Roth IRA or §402A Roth TSA or Roth 401(k) are completely tax free if certain requirements are met.		Generally, distributions must be included in taxable income until all earnings are paid out. Thereafter, distributions are tax-free return of the “investment in the contract”. However, distributions are tax-free until any contributions from before August 14, 1982 are returned.

Taxation of Annuitization Payments (annuity benefit or death benefit)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of after-tax “investment in the contract” (if any) to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a Roth IRA, Roth TSA, or Roth 401(k) are completely tax free if certain requirements are met.

Possible Penalty Taxes for Distributions Before Age 59 1/2	Taxable portion of payments made before age 59 1/2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans. Other exceptions may apply.	No penalty taxes.	Taxable portion of payments made before age 59 1/2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment/ Transfer of Contract	Assignment and transfer of Ownership generally not permitted.		Generally, deferred earnings taxable to transferor on transfer or assignment. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plan Contracts are subject to 20% mandatory withholding on taxable portion unless direct rollover. For other payments, Payee may generally elect to have taxes withheld or not.	Generally subject to wage withholding.	Generally, Payee may elect to have taxes withheld or not.

Required Minimum Distributions
The Contracts are subject to the required minimum distribution (“RMD”) rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.
For a tax-qualified Contract other than a Roth IRA, required minimum distributions must generally begin by April 1 following attainment of age 70 1/2. However, for a Tax-Sheltered Annuity Plan, Pension, Profit-Sharing, or 401(k) Plan, or Governmental Deferred Compensation Plan of an employer, a participant who is not a 5% owner of the employer may delay required minimum distributions until April 1 following the year in which the participant retires from that employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.
For a Roth IRA or Contract that is not tax-qualified, there are no required minimum distributions during life.
All Contracts are generally subject to required minimum distributions after death. Generally, if payments have begun under a settlement option during life or if under a tax-qualified Contract the required beginning date for distributions had been reached, then after death any remaining payments must be made at least as rapidly as those made or required before death. Otherwise, the death benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the beneficiary’s life expectancy. For a traditional IRA, a Roth IRA, or a Contract that is not tax-qualified, a beneficiary who is a surviving spouse (as defined by federal tax law) may elect out of these requirements, and apply the required minimum distribution rules as if the Contract were his or her own.
DELIVERY OF DOCUMENTS TO CONTRACT OWNERS
Reports and Confirmations
At least once each Contract Year, we will mail reports of the Contract’s Account Value and any other information required by law to you. We will not send these reports after the Commencement Date or a full surrender of the Contract, whichever is first.
We will confirm receipt of any Purchase Payments made after the initial Purchase Payment in quarterly statements of account activity.
Householding — Revocation of Consent
Owners at a shared address who have consented to receive only one copy of each prospectus, annual report, or other required document per household (“householding”) may revoke their consent at any time, and may receive separate documents, by contacting the Company at 1-800-789-6771 or www.gafri.com.
Owners who are currently receiving multiple copies of required documents may contact the Company at 1-800-789-6771 or www.gafri.com for additional information about householding.
Electronic Delivery of Required Documents
Owners who wish to receive prospectuses, SAIs, annual reports, and other required documents only in electronic form must give their consent. Consent may be revoked at any time. Please contact the Company at 1-800-789-6771 or www.gafri.com for additional information about electronic delivery of documents.
THE REGISTRATION STATEMENT
The Company filed a Registration Statement with the SEC under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the SEC, located at 100 F Street, N.E., Washington, D.C., and may also be accessed at the SEC’s web site http://www.sec.gov. The registration number for the Registration Statement is 333-19725.

STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information containing more details concerning the subjects discussed in this prospectus is available. The following is the table of contents for the Statement of Additional Information:
Annuity Investors Life Insurance Company
General Information and History
State Regulations
Portfolios
General Information
Revenue We Receive from the Portfolios and/or Their Service Providers
Services
Safekeeping of Separate Account Assets
Records and Reports
Experts
Distribution of the Contracts
Compensation Paid to GAA
Additional Compensation Paid to Selected Selling Firms
Performance Information
Standardized Total Return—Average Annual Total Return
Adjusted Historical Total Return
Non-Standardized Total Return—Cumulative Total Return
Standardized Yield for the Money Market Subaccount
Benefit Unit Transfer Formulas
Glossary of Financial Terms
Federal Tax Matters
Taxation of Separate Account Income
Tax Deferral on Non-Tax-Qualified Contracts
Financial Statements
Copies of the Statement of Additional Information dated May 1, 2010 are available without charge.
•	To request a copy, please clip this coupon on the dotted line below, enter your name and address in the spaces provided, and mail to: Annuity Investors Life Insurance Company, P.O. Box 5423, Cincinnati, Ohio 45201-5423.

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APPENDIX A: CONDENSED FINANCIAL INFORMATION

				Enhanced Group	Number of
			Number of	with	Enhanced Group
	Number of		Enhanced Group	Administration	with Administration
Standard	Standard	Enhanced Group	Accumulation	Charges Waived	Charges Waived
Accumulation Unit	Accumulation	Accumulation	Units	Accumulation	Accumulation Units
Value	Units Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
American Century VP Large Company Value Fund-Class I Shares (Inception Date 12/1/2004)
8.901355	251,200.267	9.040175	408.687	9.110166	276.061	12/31/09
7.520419	292,792.476	7.614507	586.278	7.661835	212.809	12/31/08
12.161971	382,937.244	12.276538	562.471	12.334045	161.673	12/31/07
12.494572	420,902.275	12.573776	280.955	12.613437	125.863	12/31/06
10.560864	99,384.541	10.595660	82.915	10.613037	0.000	12/31/05
10.216542	36,701.792	10.219180	0.000	10.220496	0.000	12/31/04
American Century VP Mid Cap Value Fund-Class I Shares (Inception Date 12/1/2004)
12.261657	554,495.560	12.452868	1,805.921	12.549202	0.000	12/31/09
9.570065	643,576.702	9.689796	2,128.521	9.749980	0.000	12/31/08
12.830516	824,409.182	12.951404	1,978.442	13.012035	0.000	12/31/07
13.320957	911,824.088	13.405406	2,031.092	13.447669	0.000	12/31/06
11.229852	114,376.075	11.266849	132.931	11.285315	0.000	12/31/05
10.395465	24,970.228	10.398152	0.000	10.399486	0.000	12/31/04
American Century VP Ultra® Fund-Class I Shares (Inception Date 12/1/2004)
9.109140	465,662.403	9.251218	7,296.322	9.322807	399.260	12/31/09
6.869832	518,640.998	6.955803	7,329.338	6.999024	297.949	12/31/08
11.906808	575,813.493	12.019004	7,031.090	12.075286	130.840	12/31/07
9.979396	707,542.380	10.042693	8,378.330	10.074375	485.952	12/31/06
10.463493	32,615.015	10.497965	0.000	10.515180	411.819	12/31/05
10.386756	598.086	10.389435	0.000	10.390771	0.000	12/31/04
American Century VP VistaSM Fund-Class I Shares (Inception Date 12/1/2004)
10.046098	743,185.410	10.202788	5,350.674	10.281743	231.050	12/31/09
8.319404	826,352.105	8.423513	8,326.352	8.475842	201.267	12/31/08
16.424171	915,985.190	16.578885	8,152.670	16.656480	192.517	12/31/07
11.918299	976,806.445	11.993889	11,321.554	12.031706	181.135	12/31/06
11.088360	79,780.294	11.124884	0.000	11.143119	21.514	12/31/05
10.399373	4,938.285	10.402055	0.000	10.403392	21.514	12/31/04
Calamos Growth and Income Portfolio (Inception Date 5/1/2007)
9.633554	118,358.600	9.712245	339.368	9.751667	0.000	12/31/09
7.007788	111,399.974	7.043597	429.616	7.061494	0.000	12/31/08
10.412111	51,983.045	10.433387	230.905	10.443994	0.000	12/31/07
Davis Value Portfolio (Inception Date 5/1/2007)
7.559947	190,658.865	7.621755	2,583.968	7.652717	1,955.888	12/31/09
5.845926	154,220.486	5.875823	945.382	5.890766	1,230.299	12/31/08
9.935864	36,509.854	9.956171	13.838	9.966295	0.000	12/31/07
Dreyfus IP MidCap Stock Portfolio-Service Shares (Inception Date 5/1/2007)
7.284643	6,059.237	7.344183	0.000	7.374033	0.000	12/31/09
5.459428	6,054.670	5.487338	0.000	5.501304	0.000	12/31/08
9.297957	1,976.759	9.316963	0.000	9.326448	0.000	12/31/07
Dreyfus IP Technology Growth Portfolios-Initial Shares (Inception Date 12/1/2004)
10.895130	997,390.377	11.065036	4,874.101	11.150653	818.657	12/31/09
7.008211	1,051,298.784	7.095896	4,912.351	7.139993	786.393	12/31/08
12.085181	1,154,532.874	12.199017	4,614.070	12.256148	568.074	12/31/07
10.684409	1,309,668.746	10.752145	7,254.620	10.786066	493.194	12/31/06
10.388053	32,100.558	10.422269	0.000	10.439369	20.730	12/31/05
10.151024	198.889	10.153642	0.000	10.154947	20.730	12/31/04
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares (Inception Date 7/15/1997)
10.287151	560,684.875	10.679251	7,795.056	10.880630	0.000	12/31/09
7.800236	579,088.137	8.072969	7,715.712	8.212751	0.000	12/31/08
12.064814	630,147.828	12.448556	6,547.156	12.644827	0.000	12/31/07
11.353220	701,011.037	11.678582	5,863.440	11.844662	0.000	12/31/06
10.543914	795,479.598	10.813247	5,790.816	10.950470	0.000	12/31/05
10.320091	913,267.538	10.551666	5,286.547	10.669460	0.000	12/31/04
9.854396	925,266.631	10.045110	4,815.599	10.141935	0.000	12/31/03
7.930106	960,232.146	8.059684	3,420.290	8.125307	0.000	12/31/02
11.317226	1,066,026.751	11.468022	1,578.746	11.544188	0.000	12/31/01
14.823134	894,007.973	14.975835	600.773	15.052735	29.856	12/31/00
Dreyfus Stock Index Fund, Inc.-Initial Shares (Inception Date 7/15/1997)
12.160550	3,157,298.781	12.623970	14,673.632	12.862112	4,483.990	12/31/09
9.762392	3,356,601.303	10.103650	13,245.896	10.278672	3,454.321	12/31/08

				Enhanced Group	Number of
			Number of	with	Enhanced Group
	Number of		Enhanced Group	Administration	with Administration
Standard	Standard	Enhanced Group	Accumulation	Charges Waived	Charges Waived
Accumulation Unit	Accumulation	Accumulation	Units	Accumulation	Accumulation Units
Value	Units Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
15.752402	3,792,658.208	16.253270	8,643.223	16.509660	1,009.877	12/31/07
15.179498	4,190,418.249	15.614354	7,744.043	15.836519	532.986	12/31/06
13.328744	4,493,460.193	13.669089	6,535.021	13.842665	537.406	12/31/05
12.911696	4,792,865.682	13.201315	7,554.962	13.348780	680.516	12/31/04
11.835440	4,670,251.024	12.064404	9,003.839	12.180793	680.516	12/31/03
9.349226	4,454,143.840	9.501934	6,861.288	9.579380	3,171.095	12/31/02
12.210993	4,141,595.630	12.373650	4,522.004	12.455945	3,086.013	12/31/01
14.100696	3,598,196.884	14.245940	1,681.580	14.319249	3,844.565	12/31/00
Dreyfus VIF Appreciation Portfolio-Initial Shares (Inception Date 7/15/1997)
13.314101	646,153.835	13.821459	2,554.564	14.082019	53.885	12/31/09
11.017708	708,576.070	11.402845	3,921.416	11.600224	30.664	12/31/08
15.862343	863,904.016	16.366759	3,664.796	16.624757	17.568	12/31/07
15.017729	946,182.350	15.447987	4,551.668	15.667624	0.000	12/31/06
13.075735	1,005,802.778	13.409645	4,744.717	13.579785	0.000	12/31/05
12.704674	1,036,367.953	12.989662	6,831.224	13.134636	150.958	12/31/04
12.265787	936,025.635	12.503079	8,455.513	12.623565	150.958	12/31/03
10.264481	821,738.414	10.432114	6,651.281	10.517029	150.958	12/31/02
12.497173	717,965.716	12.663627	5,276.343	12.747715	150.958	12/31/01
13.974173	649,590.073	14.118110	3,407.753	14.190622	155.216	12/31/00
Dreyfus VIF Growth and Income Portfolio-Initial Shares (Inception Date 7/15/1997)
10.209163	333,618.716	10.598240	4,148.936	10.798137	4.044	12/31/09
8.039857	397,593.350	8.320928	3,603.879	8.465028	4.044	12/31/08
13.684704	484,210.513	14.119889	3,131.987	14.342553	4.044	12/31/07
12.799045	534,977.589	13.165752	3,400.363	13.353024	0.000	12/31/06
11.335178	573,338.603	11.624648	4,096.135	11.772215	0.000	12/31/05
11.122877	660,745.227	11.372419	5,058.158	11.499396	0.000	12/31/04
10.496627	594,854.140	10.699714	4,344.521	10.802876	0.000	12/31/03
8.409071	633,983.863	8.546428	2,655.811	8.616047	0.000	12/31/02
11.419341	646,842.656	11.571439	1,474.275	11.648352	0.000	12/31/01
12.299306	572,006.660	12.425981	906.280	12.489868	145.939	12/31/00
Dreyfus VIF Money Market Portfolio (Inception Date 7/15/1997)
1.214495	5,766,256.197	1.252565	45,108.568	1.272974	11,666.616	12/31/09
1.227384	6,894,098.095	1.262277	38,305.622	1.281179	3,284.131	12/31/08
1.216497	7,980,519.294	1.248206	35,610.229	1.265595	7.177	12/31/07
1.183188	6,426,348.042	1.211707	35,651.958	1.227578	0.000	12/31/06
1.152576	6,753,332.466	1.177927	40,350.784	1.192295	0.000	12/31/05
1.140557	5,458,310.932	1.162738	4,618.151	1.175604	0.000	12/31/04
1.146684	11,398,828.937	1.165764	9,040.873	1.177135	0.000	12/31/03
1.153638	26,597,370.970	1.169798	23,476.567	1.179709	0.000	12/31/02
1.153108	17,775,594.379	1.166325	15,244.920	1.174767	0.036	12/31/01
1.128116	7,677,545.259	1.138355	12,985.570	1.145310	280,844.647	12/31/00
Dreyfus VIF Opportunistic Small Cap Portfolio-Initial Shares (Inception Date 7/15/1997)
10.091016	566,076.124	10.475736	3,327.238	10.673474	594.992	12/31/09
8.120054	592,552.159	8.404032	3,429.651	8.549692	644.201	12/31/08
13.197067	683,423.829	13.616883	3,292.355	13.831817	635.120	12/31/07
15.049986	807,530.215	15.481299	5,517.924	15.701713	516.548	12/31/06
14.708620	908,638.512	15.084331	6,468.518	15.276001	459.556	12/31/05
14.099077	919,021.905	14.415462	6,838.658	14.576616	548.248	12/31/04
12.842412	898,484.551	13.090970	9,249.068	13.217353	491.205	12/31/03
9.888294	887,931.962	10.049896	5,581.765	10.131883	471.199	12/31/02
12.397758	698,539.631	12.563024	2,568.238	12.646674	229.386	12/31/01
13.391746	482,890.909	13.529796	1,048.292	13.599519	375.159	12/31/00
DWS Small Cap Index VIP Fund-Class A (Inception Date 5/1/1999)
13.579609	294,557.144	14.022277	171.426	14.248812	327.071	12/31/09
10.880984	299,117.876	11.201557	217.385	11.365292	232.865	12/31/08
16.753029	419,825.549	17.193942	153.623	17.418714	103.383	12/31/07
17.321028	452,371.808	17.722591	276.237	17.926929	73.897	12/31/06
14.951171	417,983.505	15.251478	151.892	15.404037	57.528	12/31/05
14.543337	347,239.433	14.790573	44.787	14.915983	36.274	12/31/04
12.525203	434,240.830	12.699687	8.778	12.788062	144.907	12/31/03
8.673629	165,980.862	8.768488	0.000	8.816430	4.364	12/31/02
11.074827	153,151.939	11.162755	54.021	11.207088	272.943	12/31/01
11.003134	83,894.729	11.057432	8.017	11.084755	95.772	12/31/00

				Enhanced Group	Number of
			Number of	with	Enhanced Group
	Number of		Enhanced Group	Administration	with Administration
Standard	Standard	Enhanced Group	Accumulation	Charges Waived	Charges Waived
Accumulation Unit	Accumulation	Accumulation	Units	Accumulation	Accumulation Units
Value	Units Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
Ibbotson Balanced ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
8.907869	186,322.194	8.980628	1,219.928	9.017101	1,018.156	12/31/09
7.558919	107,236.129	7.597522	1,051.150	7.616827	0.000	12/31/08
10.093988	48,022.988	10.114606	801.436	10.124902	0.000	12/31/07
Ibbotson Conservative ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
10.218964	63,998.511	10.302376	1,504.883	10.344203	152.048	12/31/09
9.572516	57,711.154	9.621357	1,052.032	9.645794	0.000	12/31/08
10.331779	12,429.371	10.352868	798.961	10.363409	0.000	12/31/07
Ibbotson Growth ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
8.282285	258,899.931	8.349955	1,308.443	8.383881	10,991.398	12/31/09
6.738875	162,988.155	6.773305	1,058.808	6.790527	4,389.235	12/31/08
9.994910	55,891.199	10.015324	805.328	10.025519	0.000	12/31/07
Ibbotson Income and Growth ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
9.525025	73,753.690	9.602792	1,319.783	9.641793	14,836.552	12/31/09
8.526582	35,362.381	8.570101	1,302.787	8.591886	18.461	12/31/08
10.193054	9,987.815	10.213871	805.937	10.224263	0.000	12/31/07
Invesco V.I. Capital Development Fund-Series I Shares (Inception Date 12/1/2004)
10.360399	881,089.599	10.521990	8,898.877	10.603442	2,860.529	12/31/09
7.380463	946,895.438	7.472825	8,104.862	7.519284	1,562.789	12/31/08
14.131174	1,085,589.211	14.264320	5,721.311	14.331134	89.361	12/31/07
12.930724	1,168,401.050	13.012710	6,948.243	13.053761	30.786	12/31/06
11.254617	16,459.887	11.291687	1,008.183	11.310210	0.000	12/31/05
10.413665	2,721.825	10.416351	0.000	10.417688	0.000	12/31/04
Invesco V.I. Core Equity Fund-Series I Shares (Inception Date 5/1/2006)
10.042331	638,170.693	10.155438	5,064.866	10.212277	120.484	12/31/09
7.938572	737,379.930	8.003616	5,312.221	8.036226	61.410	12/31/08
11.525903	807,450.262	11.584894	4,107.964	11.614400	15.286	12/31/07
10.812798	946,182.515	10.834974	3,675.733	10.846037	0.000	12/31/06
Invesco V.I. Financial Services Fund-Series I Shares (Inception Date 5/1/2001)
5.105057	166,863.342	5.240456	320.689	5.309402	340.535	12/31/09
4.063096	166,382.593	4.158185	2,546.957	4.206499	222.160	12/31/08
10.161746	160,195.947	10.367656	1,986.127	10.472081	148.794	12/31/07
13.250780	177,386.400	13.477974	2,490.821	13.592983	112.573	12/31/06
11.540835	198,663.153	11.703172	1,383.076	11.785233	75.651	12/31/05
11.051409	208,252.570	11.172949	256.950	11.234312	28.405	12/31/04
10.313195	157,061.561	10.395135	38.751	10.436461	0.000	12/31/03
8.070175	118,822.635	8.110243	0.000	8.130414	0.000	12/31/02
9.616190	71,816.401	9.635286	0.000	9.644875	0.000	12/31/01
Invesco V.I. Global Health Care Fund-Series I Shares (Inception Date 5/1/2001)
10.955003	274,749.744	11.245254	904.173	11.393028	920.626	12/31/09
8.702188	313,750.756	8.905665	1,193.409	9.009033	716.591	12/31/08
12.365170	335,033.531	12.615701	1,151.691	12.742728	452.451	12/31/07
11.212446	367,788.244	11.404707	1,104.143	11.502013	305.222	12/31/06
10.805644	405,402.095	10.957652	948.050	11.034447	202.797	12/31/05
10.132965	382,011.757	10.244403	727.654	10.300635	77.557	12/31/04
9.553444	311,542.224	9.629350	552.891	9.667612	179.965	12/31/03
7.580976	210,450.701	7.618614	203.656	7.637544	0.000	12/31/02
10.175290	59,824.959	10.195475	0.000	10.205610	61.085	12/31/01
Invesco V.I. High Yield Fund-Series I Shares (Inception Date 7/15/1997)
13.096510	205,734.182	13.324556	212.978	13.439612	368.140	12/31/09
8.693381	215,192.913	8.817948	199.476	8.880649	301.264	12/31/08
11.866015	246,721.437	11.999364	304.725	12.066339	232.319	12/31/07
11.887590	336,558.419	11.984482	257.915	12.033030	176.048	12/31/06
10.886907	350,885.548	10.942429	230.396	10.970185	115.761	12/31/05
10.749148	449,939.142	10.771273	214.851	10.782305	43.918	12/31/04
10.095432	859,221.923	10.290759	188.060	10.389982	0.001	12/31/03
8.186958	488,086.809	8.320679	169.835	8.388454	0.000	12/31/02
8.410616	546,183.962	8.522682	149.057	8.579354	0.000	12/31/01
10.025816	403,918.794	10.129146	121.262	10.181276	134.192	12/31/00
11.510803	221,636.210	11.595106	113.564	11.637523	0.000	12/31/99
Invesco V.I. Small Cap Equity Fund-Series I Shares (Inception Date 12/1/2004)
10.560052	233,790.333	10.724769	2,147.285	10.807756	371.211	12/31/09
8.830277	221,619.162	8.940764	2,135.677	8.996308	250.577	12/31/08
13.038707	199,548.559	13.161563	2,251.030	13.223189	83.231	12/31/07

				Enhanced Group	Number of
			Number of	with	Enhanced Group
	Number of		Enhanced Group	Administration	with Administration
Standard	Standard	Enhanced Group	Accumulation	Charges Waived	Charges Waived
Accumulation Unit	Accumulation	Accumulation	Units	Accumulation	Accumulation Units
Value	Units Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
12.572746	59,594.167	12.652463	552.133	12.692358	0.000	12/31/06
10.857407	15,527.249	10.893167	559.580	10.911028	0.000	12/31/05
10.184771	48.134	10.187404	0.000	10.188714	0.000	12/31/04
Invesco Van Kampen V.I. U.S. Mid Cap Value Portfolio-Series I Shares (Inception Date 7/15/1997)
19.564836	405,313.835	20.310531	2,290.539	20.693868	1,127.798	12/31/09
14.254077	429,690.091	14.752454	5,446.869	15.008140	726.316	12/31/08
24.624489	546,047.920	25.407617	5,239.508	25.808634	396.489	12/31/07
23.159385	581,474.070	23.822985	6,217.919	24.162157	0.000	12/31/06
19.459486	530,733.841	19.956509	5,226.294	20.210094	0.000	12/31/05
17.572071	467,487.388	17.966354	4,302.132	18.167210	0.000	12/31/04
15.551851	417,352.873	15.852805	3,927.983	16.005864	113.080	12/31/03
11.143745	383,714.571	11.325832	3,089.661	11.418226	28.150	12/31/02
15.699340	335,452.774	15.908551	1,648.470	16.014471	28.150	12/31/01
16.438193	253,713.630	16.607603	650.778	16.693197	46.034	12/31/00
Invesco Van Kampen V.I. Value Portfolio-Series I Shares (Inception Date 7/15/1997)
12.968058	549,162.263	13.462273	5,555.538	13.716224	1,625.303	12/31/09
10.040068	596,256.187	10.391062	6,775.137	10.571048	860.318	12/31/08
15.875263	789,939.565	16.380071	3,986.655	16.638432	279.735	12/31/07
16.611311	850,561.888	17.087197	6,292.311	17.330296	33.363	12/31/06
14.412225	863,389.460	14.780240	6,598.174	14.967892	33.363	12/31/05
13.978413	807,191.172	14.291958	5,717.704	14.451571	33.363	12/31/04
12.030718	620,028.974	12.263462	5,123.338	12.381730	33.363	12/31/03
9.098209	526,832.864	9.246820	3,689.937	9.322154	33.363	12/31/02
11.851536	401,628.667	12.009406	2,274.954	12.089242	124.533	12/31/01
11.751659	132,621.948	11.872734	1,233.392	11.933810	9.320	12/31/00
Janus Aspen Balanced Portfolio-Institutional Shares (Inception Date 7/15/1997)
23.041572	1,889,388.689	23.919450	8,415.042	24.370407	289.077	12/31/09
18.563244	2,106,521.139	19.212030	10,499.537	19.544625	150.770	12/31/08
22.371024	2,407,948.228	23.082360	9,247.980	23.446278	130.164	12/31/07
20.527683	2,849,443.225	21.115777	10,256.899	21.416039	38.089	12/31/06
18.802986	3,224,954.488	19.283124	11,389.809	19.527811	39.724	12/31/05
17.664922	3,596,278.746	18.061165	13,350.072	18.262753	171.888	12/31/04
16.507560	3,685,075.400	16.826897	19,069.761	16.989064	171.888	12/31/03
14.676594	3,702,620.254	14.916257	13,120.266	15.037669	1,282.216	12/31/02
15.907374	3,578,735.833	16.119263	9,654.166	16.226337	1,282.216	12/31/01
16.920712	3,181,464.624	17.095024	6,533.026	17.182875	1,437.831	12/31/00
Janus Aspen Enterprise Portfolio-Institutional Shares (Inception Date 7/15/1997)
16.896627	773,505.725	17.540879	10,917.383	17.871563	311.037	12/31/09
11.832549	844,041.239	12.246416	11,363.637	12.458395	244.854	12/31/08
21.325158	959,193.271	22.003604	11,623.480	22.350394	223.145	12/31/07
17.723408	1,111,731.741	18.231471	15,635.292	18.490639	198.823	12/31/06
15.820887	1,192,692.579	16.225130	18,154.900	16.430939	174.191	12/31/05
14.286652	1,246,239.904	14.607357	18,555.090	14.770332	251.906	12/31/04
11.999290	1,291,553.100	12.231626	21,025.289	12.349444	218.778	12/31/03
9.005921	1,290,667.557	9.153163	14,073.466	9.227625	856.311	12/31/02
12.672131	1,215,838.484	12.841113	8,626.211	12.926320	832.210	12/31/01
21.224171	993,843.327	21.442894	3,573.726	21.552802	1,243.427	12/31/00
Janus Aspen Forty Portfolio-Institutional Shares (Inception Date 7/15/1997)
12.237077	1,142,119.314	12.635964	7,534.795	12.840126	290.186	12/31/09
8.481186	1,176,081.761	8.731075	6,784.900	8.858714	264.996	12/31/08
15.402418	1,180,450.358	15.807816	6,304.616	16.014480	249.918	12/31/07
11.403714	1,272,789.383	11.668168	6,914.755	11.802739	238.337	12/31/06
10.576925	1,421,322.533	10.789432	8,924.998	10.897390	224.632	12/31/05
9.505422	1,369,066.381	9.667060	9,080.188	9.749062	369.844	12/31/04
8.153727	1,483,721.928	8.267358	11,535.264	8.324912	340.749	12/31/03
6.859260	1,548,077.357	6.934292	7,637.061	6.972208	1,816.324	12/31/02
8.247987	1,650,016.481	8.313484	4,570.921	8.346510	1,813.269	12/31/01
10.678675	1,384,637.536	10.731358	1,520.638	10.757867	1,957.004	12/31/00
Janus Aspen Janus Portfolio-Institutional Shares (Inception Date 7/15/1997)
12.088320	1,152,693.064	12.549112	6,194.177	12.785966	3.892	12/31/09
8.991468	1,287,933.053	9.305880	7,518.771	9.467180	3.892	12/31/08
15.128819	1,451,223.867	15.610044	7,515.669	15.856446	3.892	12/31/07
13.332590	1,661,699.848	13.714717	8,850.842	13.910006	0.000	12/31/06
12.140136	1,816,341.463	12.450279	12,118.207	12.608502	0.000	12/31/05

				Enhanced Group	Number of
			Number of	with	Enhanced Group
	Number of		Enhanced Group	Administration	with Administration
Standard	Standard	Enhanced Group	Accumulation	Charges Waived	Charges Waived
Accumulation Unit	Accumulation	Accumulation	Units	Accumulation	Accumulation Units
Value	Units Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
11.805932	1,963,661.008	12.070890	12,071.718	12.205852	128.720	12/31/04
11.455733	2,117,639.460	11.677475	17,617.840	11.790223	128.720	12/31/03
8.817912	2,338,003.425	8.962034	12,164.934	9.035150	128.720	12/31/02
12.166993	2,211,504.181	12.329165	7,211.443	12.411252	128.720	12/31/01
16.393493	1,792,958.592	16.562387	3,980.605	16.647684	269.822	12/31/00
Janus Aspen Overseas Portfolio-Institutional Shares (Inception Date 7/15/1997)
29.081634	983,173.085	30.189779	10,697.900	30.758924	3,020.438	12/31/09
16.426264	1,076,456.667	17.000439	11,248.267	17.294734	2,196.968	12/31/08
34.791646	1,193,428.967	35.897704	8,914.364	36.463478	426.772	12/31/07
27.500771	1,183,279.918	28.288499	12,357.534	28.690648	56.867	12/31/06
18.969977	966,575.134	19.454325	10,632.810	19.701127	56.867	12/31/05
14.542258	681,071.772	14.868462	11,182.362	15.034373	22.784	12/31/04
12.398800	669,789.197	12.638673	15,388.121	12.760432	0.000	12/31/03
9.318679	678,787.112	9.470891	11,468.866	9.547961	0.000	12/31/02
12.698027	675,126.139	12.867174	7,907.782	12.952582	0.000	12/31/01
16.774550	620,740.857	16.947297	4,953.034	17.034254	245.673	12/31/00
Morgan Stanley UIF Core Plus Fixed Income Portfolio-Class I (Inception Date 7/15/1997)
14.924840	558,865.908	15.493462	4,606.681	15.785713	1,556.323	12/31/09
13.805232	633,167.502	14.287712	4,309.288	14.535198	1,053.994	12/31/08
15.593051	790,109.961	16.088872	3,609.600	16.342712	2.990	12/31/07
14.997858	934,853.788	15.427535	4,516.328	15.647093	0.000	12/31/06
14.663212	1,031,163.550	15.037636	4,510.157	15.228624	0.000	12/31/05
14.269584	1,040,814.398	14.589653	5,455.212	14.752650	0.000	12/31/04
13.866152	1,111,500.860	14.134373	5,899.268	14.270730	0.000	12/31/03
13.437077	1,065,387.210	13.656469	3,834.895	13.767746	0.000	12/31/02
12.694998	713,042.852	12.864100	1,978.853	12.949664	0.000	12/31/01
11.776122	380,480.921	11.897491	1,180.235	11.958756	134.867	12/31/00
Morgan Stanley UIF Mid Cap Growth Portfolio-Class I (Inception Date 5/1/2007)
9.178449	89,948.195	9.253450	438.289	9.291050	28.841	12/31/09
5.904344	47,092.588	5.934535	363.377	5.949633	21.247	12/31/08
11.249638	24,266.882	11.272627	46.682	11.284097	0.688	12/31/07
Morgan Stanley UIF U.S. Real Estate Portfolio-Class I (Inception Date 7/15/1997)
23.259087	317,774.229	24.145689	3,177.397	24.601334	716.093	12/31/09
18.378595	350,079.782	19.021158	5,062.382	19.350719	454.136	12/31/08
30.015533	439,009.316	30.969853	4,628.248	31.458353	214.591	12/31/07
36.711245	617,880.841	37.762738	6,918.700	38.299964	185.446	12/31/06
26.969864	638,271.701	27.658464	6,314.368	28.009655	166.868	12/31/05
23.367170	618,052.255	23.891270	4,374.554	24.158129	115.611	12/31/04
17.374679	549,927.036	17.710793	5,725.997	17.881625	69.022	12/31/03
12.811814	469,712.672	13.021061	3,710.088	13.127169	28.392	12/31/02
13.094325	269,466.499	13.268793	1,955.110	13.357067	215.533	12/31/01
12.088940	147,402.642	12.213548	1,151.970	12.276441	1.523	12/31/00
Oppenheimer Balanced Fund/VA-Non-Service Series (Inception Date 12/1/2004)
7.913698	172,651.262	8.037124	200.415	8.099333	1,591.194	12/31/09
6.584545	185,839.541	6.666936	2,649.655	6.708361	946.650	12/31/08
11.814395	264,436.247	11.925723	3,049.914	11.981564	461.906	12/31/07
11.545935	284,653.565	11.619151	2,713.335	11.655797	21.039	12/31/06
10.535194	293,699.326	10.569900	1,006.485	10.587241	21.039	12/31/05
10.284433	3,001.731	10.287083	0.000	10.288407	21.039	12/31/04
Oppenheimer Capital Appreciation Fund/VA-Non-Service Series (Inception Date 12/1/2004)
9.803405	256,120.266	9.956301	451.380	10.033347	2,109.767	12/31/09
6.879768	231,588.838	6.965871	1,178.186	7.009156	1,311.073	12/31/08
12.807951	209,919.379	12.928631	1,621.643	12.989159	199.412	12/31/07
11.380578	206,005.347	11.452745	1,085.611	11.488852	0.000	12/31/06
10.691883	85,720.169	10.727101	453.514	10.587241	0.000	12/31/05
10.317159	581.341	10.319818	0.000	10.321144	0.000	12/31/04
Oppenheimer Main Street Fund®/VA-Non-Service Series (Inception Date 12/1/2004)
9.691422	190,755.847	9.842547	5,501.973	9.918750	3,212.104	12/31/09
7.661801	169,948.768	7.757647	5,434.999	7.805867	1,847.892	12/31/08
12.629722	217,168.911	12.748689	2,639.277	12.808410	32.319	12/31/07
12.267378	188,104.597	12.345144	2,240.578	12.384076	0.000	12/31/06
10.816022	161,384.797	10.851650	1,136.259	10.869450	0.000	12/31/05
10.350617	13,062.128	10.353285	0.000	10.354615	0.000	12/31/04

				Enhanced Group	Number of
			Number of	with	Enhanced Group
	Number of		Enhanced Group	Administration	with Administration
Standard	Standard	Enhanced Group	Accumulation	Charges Waived	Charges Waived
Accumulation Unit	Accumulation	Accumulation	Units	Accumulation	Accumulation Units
Value	Units Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Year
PIMCO VIT Real Return Portfolio-Administrative Class (Inception Date 12/1/2004)
11.852373	424,389.110	12.037094	1,462.297	12.130221	105.835	12/31/09
10.153005	379,477.577	10.279969	2,772.903	10.343841	0.000	12/31/08
11.079101	207,278.006	11.183495	2,829.432	11.235886	0.000	12/31/07
10.154210	212,006.902	10.218623	4,352.416	10.250872	0.000	12/31/06
10.224854	240,401.144	10.258560	2,314.795	10.275393	0.000	12/31/05
10.156423	10,066.473	10.159043	0.000	10.160349	0.000	12/31/04
PIMCO VIT Total Return Portfolio-Administrative Class (Inception Date 12/1/2004)
12.982892	470,047.023	13.185247	7,727.755	13.287246	5,122.936	12/31/09
11.542860	423,985.467	11.687201	5,599.654	11.759784	3,422.084	12/31/08
11.170817	238,092.027	11.276074	2,086.449	11.328898	71.404	12/31/07
10.417487	207,153.358	10.483551	1,880.102	10.516640	0.000	12/31/06
10.173284	199,476.486	10.206803	453.274	10.223567	0.000	12/31/05
10.070332	627.100	10.072934	0.000	10.074230	0.000	12/31/04
Templeton Foreign Securities Fund-Class 2 (Inception Date 5/1/2007)
8.486115	104,462.210	8.555439	4,496.982	8.590188	751.094	12/31/09
6.280197	71,522.023	6.312285	2,735.993	6.328334	173.635	12/31/08
10.683643	40,534.202	10.705462	798.561	10.716349	22.401	12/31/07
Wilshire 2015 Moderate Fund (Inception Date 5/1/2007)
8.853895	71,047.736	8.926219	789.876	8.962486	2,398.181	12/31/09
7.460428	46,470.538	7.498538	4,307.481	7.517602	2,398.181	12/31/08
10.007599	17,496.921	10.028056	1,962.408	10.038253	687.173	12/31/07
Wilshire 2025 Moderate Fund (Inception Date 5/1/2007)
8.378892	23,545.507	8.447325	352.060	8.481629	0.000	12/31/09
7.054421	10,980.789	7.090459	16,457.335	7.108474	0.000	12/31/08
9.970642	8,817.071	9.991008	6,305.737	10.001167	0.000	12/31/07
Wilshire 2035 Moderate Fund (Inception Date 5/1/2007)
7.790364	27,324.342	7.854013	1,674.880	7.885910	0.000	12/31/09
6.535932	20,882.706	6.569332	15,141.054	6.586031	0.000	12/31/08
9.921001	3,691.070	9.941273	4,746.712	9.951380	0.000	12/31/07
The above table gives year-end Accumulation Unit information for each Subaccount from the end of the year of inception (the Separate Account commencement date or the effective date of the Subaccount) to December 31, 2009. This information should be read in conjunction with the Separate Account financial statements including the notes to those statements. The beginning Accumulation Unit Value for the Dreyfus VIF Money Market Portfolio Subaccount was 1.000000 as of its inception date. The beginning Accumulation Unit Value for each other Subaccount was 10.000000 as of its inception date.
If you have invested in a Subaccount that is closed to new investors, the condensed financial information for such Subaccounts will be contained in a Supplemental Prospectus dated May 1, 2010 for Closed Subaccounts.
2010 Portfolio Changes. The list above and this prospectus reflect the following name changes and transactions.
•	On April 19, 2010, the Dreyfus Developing Leaders Portfolio, a series of the Dreyfus Variable Insurance Fund, changed its name to the Dreyfus Opportunistic Small Cap Portfolio.

•	On May 1, 2010, the AIM portfolios changed their brand name to Invesco. For example, AIM V.I. Capital Development Fund became Invesco V.I. Capital Development Fund.

•	On May 1, 2010, The Universal Institutional Funds, Inc. changed its brand name from Van Kampen to Morgan Stanley.

•	On June 1, 2010 or as soon as practical after that date, Van Kampen’s U.S. Mid Cap Value Portfolio and Value Portfolio, which currently are series of The Universal Institutional Funds, Inc., will be merged into AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and change its brand name to Invesco Van Kampen. The list above reflects this anticipated transaction.

APPENDIX B: TRANSFER RESTRICTIONS
Restrictions on Transfers; Disruptive Trading, Market Timing and Frequent Transfers
We discourage (and will take action to deter) short-term trading in the Contracts because the frequent movement between or among Subaccounts may negatively impact other Contract Owners, Annuitants and Beneficiaries. Short-term trading can result in:
•	the dilution of Accumulation Unit Values or Portfolio net asset values

•	Portfolio advisors taking actions that negatively impact performance such as keeping a larger portion of the Portfolio assets in cash or liquidating investments prematurely in order to support redemption requests

•	increased administrative costs due to frequent purchases and redemptions
To help protect Contract Owners, Annuitants and Beneficiaries from the negative impact of these practices, we have implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. There is no guarantee that we will be able to detect harmful trading practices, or, if it is detected, to prevent recurrences.
U.S. Mail Restrictions on Persons Engaged in Harmful Trading Practices
We monitor transfer activity in order to identify those who may be engaged in harmful trading practices and we produce and examine transaction reports. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Date). For example, multiple transfers by a Contract Owner involving 10 underlying Portfolios in one day count as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying Portfolios (or one underlying Portfolio if the transfer is made to or from the Fixed Account options) will also count as one transfer event. A transfer event would not include a transfer made pursuant to one of the automatic transfer programs such as dollar cost averaging, portfolio rebalancing and interest sweep.
As a result of this monitoring process, we may restrict the method of communication by which transfer requests will be accepted. In general, we will adhere to the following guidelines:

Trading Behavior	Our Response
6 or more transfer events in one quarter of a Contract Year	We will mail a letter to the Contract Owner notifying the Contract Owner that:
(1)   we have identified the Contract Owner as a person engaging in harmful trading practices; and

(2)   if the Contract Owner’s transfer events exceed 12 in one Contract Year, we will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by other means such as electronic means or overnight, priority or courier delivery.

More than 12 transfer events in one Contract Year	We will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by any other means.
On each Contract Anniversary, we will start the monitoring anew, so that each Contract starts with zero transfer events the first day of each new Contract Year. See, however, the “Other Restrictions” provision below.
U.S Mail Restrictions on Managers of Multiple Contracts
Some investment advisors/representatives manage the assets of multiple Contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. We generally will require these multi-contract advisors to submit all transfers requests via regular first-class U.S. mail.
The Company may permit a manager of multiple contracts to submit transfer requests other than by mail upon written request if contracts are managed independently rather than in the aggregate. The manager of multiple contracts must provide the Company with sufficient information regarding the management methodology to support the representation that aggregate transfers will not be an intended or unintended consequence of day to day management decisions. The Company will monitor the contracts associated with the grant of any exception and, in the event a pattern of aggregate transactions emerges, again require transfer request via U.S. mail.

Other Restrictions
We reserve the right to refuse or limit transfer requests, or take any other action we deem necessary, in order to protect Contract Owners, Annuitants, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of our monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted. We will consider the following factors:
•	the dollar amount involved in the transfer event

•	the total assets of the Portfolio involved in the transfer event

•	the number of transfer events completed in the current quarter of the Contract Year

•	whether the transfer event is part of a pattern of transfer events designed to take advantage of short-term market fluctuations or market efficiencies
In addition, the Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts that the Portfolios determine not to be in the best interest of their shareholders. We will apply such rejections, restrictions or refusals by the Portfolios uniformly and without exception.
The restrictions discussed above are designed to prevent harmful trading practices. Despite such transfer restrictions, there is a risk that such harmful trading practices could still occur. If we determine our goal of curtailing harmful trading practices is not being fulfilled, we may amend or replace the procedures described above without prior notice. We will consider waiving the procedures described above for unanticipated financial emergencies; for example, if extent economic conditions arise such that the impact of short-term trading is benign or a positive, the Company may allow it.
Information Sharing
As required by Rule 22c-2 under the Investment Company Act of 1940, we have entered into information sharing agreements with Portfolio companies. Under the terms of these agreements, we are required, if requested by a Portfolio company:
•	To provide Contract owner information and information about transactions in the Portfolio shares during a specified period; and

•	To prohibit or restrict further purchases or exchanges by a Contract owner if the Portfolio company identifies the Contract owner as a person who has engaged in trading that violated the Portfolio company’s frequent trading policies.

APPENDIX C: DEATH BENEFIT AMOUNT (VERSION 2E)
This Appendix C provides information you should know regarding the Death Benefit Amount if one of the scenarios described below applies to your Contract.
Scenario E-1
•	Your state of residence was Minnesota when you purchased your Contract;

•	you purchased an individual Contract before August 7, 2003 but after the 2000 Death Benefit Endorsement was approved in Minnesota; and

•	you elected the optional Enhanced Death Benefit Amount before the Contract was issued.
Scenario E-2
•	Your state of residence was any state other than Minnesota when you purchased your Contract;

•	you purchased an individual Contract before the 2003 Death Benefit Endorsement was approved in your state of residence but after the 2000 Death Benefit Endorsement was approved in your state; and

•	you elected the optional Enhanced Death Benefit Amount before the Contract was issued.
In this Appendix C, we refer to the Contracts described in Scenarios E-1 and E-2 as “Optional Death Benefit Contracts.”
EXPENSE TABLES
For Optional Death Benefit Contracts, the following information replaces Table B and the Examples contained in the body of the prospectus.
Table B: Annual Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. Separate Account annual expenses are shown as a percentage of the average value of the Owner’s interest in the Subaccounts.

	Optional Death Benefit	Optional Death Benefit
	Contracts (Issue Age 65	Contracts (Issue Age over 65
	and younger)	and under 79)
Annual Contract Maintenance Fee	$30	$30
Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.35%	1.50%
Administration Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.50%	1.65%
If you surrender your Contract, we will apply the contract maintenance fee at that time.
Examples
This example is intended to help you compare the cost of investing in an Optional Death Benefit Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses (Table A of the prospectus), the Annual Expenses (Table B above), and Portfolio operating expenses (Table C of the prospectus). Your actual costs may be higher or lower than the costs shown in the examples.
Example: Contract with Highest Possible Separate Account Charges
Assumptions
•	You purchased an Optional Death Benefit Contract when you were over age 65, you invest $10,000 in the Contract for the periods indicated, and your investment has a 5% return each year.

•	The annual contract maintenance fee ($30), the Separate Account Annual Expenses (1.65%), and the maximum Portfolio expenses (1.37% before reimbursement or 1.31% after reimbursement) are incurred.

In this table, we assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:

	1 year	3 years	5 years	10 years
Before reimbursement	$1,040	$1,587	$2,232	$4,545
After reimbursement	$1,034	$1,568	$2,200	$4,474
In this table, we assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:

	1 year	3 years	5 years	10 years
Before reimbursement	$340	$1,087	$1,932	$4,545
After reimbursement	$334	$1,068	$1,900	$4,474
CHARGES AND DEDUCTIONS
For Optional Death Benefit Contracts, the following information replaces the Mortality and Expense Risk Charge information contained in the body of the prospectus.
If you elected the optional Enhanced Death Benefit Amount, there is an additional charge for this benefit. This additional charge is included in the mortality and expense risk charge described below.
This benefit and the associated additional charge cannot be discontinued after the Contract was issued.
Mortality and Expense Risk Charge (including additional charge for Optional Enhanced Death Benefit Amount)

Purpose of Charge	Compensation for bearing certain mortality and expense risks under the Contract. Mortality risks arise from the Company’s obligation to pay benefit payments during the Benefit Payment Period and to pay the death benefit. The expense risk assumed by the Company is the risk that the Company’s actual expenses in administering the Contracts and the Separate Account will exceed the amount recovered through the contract maintenance fees, transfer fees and administration charges.

Amount of Charge	For Optional Death Benefit Contracts issued to an Owner age 65 or younger, a daily charge equal to 0.003724% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 1.35%. For Optional Death Benefit Contracts issued to an Owner over age 65 but under age 79, a daily charge equal to 0.004141% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 1.50.

When Assessed	During the Accumulation Period, and during the Benefit Payment Period if a variable dollar benefit is elected, the charge is deducted from amounts invested in the Subaccounts.

Waivers	None.
DEATH BENEFIT
For Optional Death Benefit Contracts, the following information replaces the Death Benefit Amount information contained in the body of the prospectus.
Optional Enhanced Death Benefit Amount (Version 2E)
The optional Enhanced Death Benefit Amount will equal the greatest of:
1)	the Account Value on the Death Benefit Valuation Date;

2)	the Enhanced Minimum Death Benefit; or

3)	the Enhanced Historic High Value.

The Enhanced Minimum Death Benefit is equal to total Purchase Payments, reduced proportionally for partial surrenders, and increased by interest. This reduction will be in the same proportion that the Account Value was reduced on the date of the partial surrender.
•	If the Owner dies before age 80, interest compounds daily, at an effective annual interest rate of 5%, to the Death Benefit Valuation Date.

•	If the Owner dies on or after his or her 80th birthday, interest compounds daily, at an effective annual interest rate of 5%, to the Contract Anniversary prior to his or her 80th birthday.
The Enhanced Historic High Value is equal to the Enhanced High Value, reduced proportionally for partial surrenders taken after that Enhanced High Value was reached. This reduction will be in the same proportion that the Account Value was reduced on the date of the partial surrender. The Enhanced High Value is the largest Account Value on any Contract Anniversary before the Death Benefit Valuation Date and prior to age 80.
A partial surrender or withdrawal from the Contract may result in a reduction in the Death Benefit that is greater than the amount of the partial surrender or withdrawal.
The death benefit will be allocated among the Subaccounts and Fixed Accounts options. This allocation will occur as of the Death Benefit Valuation Date. It will be made in the same proportion as the value of each option bears to the total Account Value immediately before that date.
Any applicable premium tax or other taxes not previously deducted, and any outstanding loans, will be deducted from the death benefit amount described above.
An Owner may elect the form of payment of the death benefit at any time before his or her death. The form of payment may be a lump sum, or any available form of settlement option. The standard forms of settlement options are described in the Settlement Options section of the Contract Prospectus. If the Owner does not make an election as to the form of death benefit, the Beneficiary may make an election within one year after the Owner’s death. If no election as to form of settlement option is made, the Company will apply the death benefit to a fixed dollar benefit for a period certain of 48 months. The first day of the Benefit Payment Period in which a death benefit is paid may not be more than one year after the Owner’s death; the day a death benefit is paid in a lump sum may not be more than five years after the Owner’s date of death.
Example of Determination of Optional Enhanced Death Benefit Amount for Version 2E
This example is intended to help you understand how a withdrawal impacts the optional Enhanced Death Benefit Amount and how the optional Enhanced Death Benefit Amount is calculated.
This example assumes:
•	your total Purchase Payments equal $100,000 and your Account Value is $90,000,

•	the “Enhanced High Value” is $140,000, and

•	you withdraw $10,000 from the Contract, and you are left with an Account Value of $80,000.
It also assumes that, for purposes of calculating the optional Enhanced Death Benefit Amount, total Purchase Payments will be increased by interest in the amount of $107,893, which represents interest at an annual effective rate of 5% for 10 years.
Step One: Calculate the proportional reduction in the Purchase Payment amount.

1 –	$80,000	Account Value immediately after withdrawal	= 11.1111%	Percentage

	$90,000	Account Value immediately before withdrawal		Reduction

$100,000	Purchase	x 11.1111%	Percentage	= $11,111	Proportional
	Payments		Reduction		Reduction

Step Two: Calculate the Enhanced Minimum Death Benefit (reduced Purchase Payment amount, increased by interest).

Purchase Payments	$100,000
Less proportional reduction for withdrawals	– 11,111

Purchase Payments reduced for withdrawals	88,889
Plus interest	+ 107,893

Minimum Death Benefit	$196,782
Step Three: Calculate the proportional reduction in the Enhanced High Value.

1 –	$80,000	Account Value immediately after withdrawal	= 11.1111%	Percentage

	$90,000	Account Value immediately before withdrawal		Reduction

$140,000	Enhanced	x 11.1111%	Percentage	= $15,556	Proportional
	High Value		Reduction		Reduction
Step Four: Calculate the Enhanced Historic High Value amount, which is the same as the reduced High Value amount.

Enhanced High Value	$140,000
Less proportional reduction for withdrawals	– 15,556

Enhanced Historic High Value	$124,444
Step Five: Determine the Death Benefit amount.
Immediately after the withdrawal, the applicable amounts are:

•	Account Value	$80,000
•	Enhanced Minimum Death Benefit	$196,782
•	Enhanced Historic High Value	$124,444
Immediately after the withdrawal, the Enhanced Minimum Death Benefit of $196,782 is greater than the Enhanced Historic High Value of $124,444 and the Account Value of $80,000, so the Death Benefit amount would be $196,782.
The death benefit amount will be reduced by any applicable premium tax or other taxes not previously deducted and by the balance of any outstanding loans.

Condensed Financials for Contracts with Enhanced Optional Death Benefit Rider

Optional Death Benefit	Number of Optional		Number of Optional
(issue age 65 and	Death Benefit (issue age	Optional Death Benefit	Death Benefit (issue age
younger)	65 and younger)	(issue age over 65/under	over 65/under 79)
Accumulation	Accumulation	79) Accumulation Unit	Accumulation
Unit Value	Units Outstanding	Value	Units Outstanding	Year
American Century VP Large Company Value-Class I Shares (Inception Date 12/1/2004)
8.855500	0.000	8.787158	0.000	12/31/09
7.489274	14.170	7.442804	0.000	12/31/08
12.123966	132.473	12.067186	0.000	12/31/07
12.468255	1,522.201	12.428869	0.000	12/31/06
10.549289	0.000	10.531928	0.000	12/31/05
10.215664	0.000	10.214341	0.000	12/31/04
American Century VP Mid Cap Value-Class I Shares (Inception Date 12/1/2004)
12.198523	3,020.443	12.104387	0.000	12/31/09
9.530444	2,949.951	9.471309	0.000	12/31/08
12.790428	2,880.335	12.730518	0.000	12/31/07
13.292897	2,820.049	13.250911	0.000	12/31/06
11.217536	6.706	11.199085	0.000	12/31/05
10.394574	0.000	10.393228	0.000	12/31/04
American Century VP Ultra®-Class I Shares (Inception Date 12/1/2004)
9.062227	1,744.637	8.992299	0.000	12/31/09
6.841386	1,888.230	6.798929	455.034	12/31/08
11.869615	1,432.106	11.814013	456.300	12/31/07
9.958375	1,833.836	9.926893	457.152	12/31/06
10.452014	953.169	10.434817	0.000	12/31/05
10.385861	0.000	10.384520	0.000	12/31/04
American Century VP VistaSM-Class I Shares (Inception Date 12/1/2004)
9.994331	1,009.998	9.917194	0.000	12/31/09
8.284943	1,289.399	8.233535	0.000	12/31/08
16.372858	680.863	16.296198	0.000	12/31/07
11.893183	1,258.202	11.855601	0.000	12/31/06
11.076211	0.000	11.057991	0.000	12/31/05
10.398477	0.000	10.397136	0.000	12/31/04
Calamos Growth and Income Portfolio (Inception Date 5/1/2007)
9.607427	0.000	9.568384	0.000	12/31/09
6.995880	0.000	6.978054	0.000	12/31/08
10.405023	0.000	10.394396	0.000	12/31/07
Davis Value Portfolio (Inception Date 5/1/2007)
7.539424	1,084.521	7.508767	0.000	12/31/09
5.835980	1,063.140	5.821102	0.000	12/31/08
9.929103	0.000	9.918961	0.000	12/31/07
Dreyfus IP MidCap Stock Portfolio-Service Shares (Inception Date 5/1/2007)
7.264870	0.000	7.235321	0.000	12/31/09
5.450136	0.000	5.436238	0.000	12/31/08
9.291621	0.000	9.282133	0.000	12/31/07
Dreyfus IP Technology Growth Portfolio-Initial Shares (Inception Date 12/1/2004)
10.838990	697.165	10.755335	0.000	12/31/09
6.979168	698.373	6.935855	0.000	12/31/08
12.047391	699.274	11.990957	0.000	12/31/07
10.661865	836.015	10.628168	0.000	12/31/06
10.376648	0.000	10.359578	0.000	12/31/05
10.150148	0.000	10.148837	0.000	12/31/04
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares (Inception Date 7/15/1997)
10.159571	274.536	9.971490	0.000	12/31/09
7.711317	569.131	7.580079	0.000	12/31/08
11.939452	570.216	11.754224	0.000	12/31/07
11.246730	571.225	11.089206	0.000	12/31/06
10.455586	572.420	10.324804	0.000	12/31/05
10.243995	573.667	10.131229	0.000	12/31/04
9.791601	574.951	9.698454	0.000	12/31/03
7.887332	576.445	7.823843	0.000	12/31/02
11.267308	297.025	11.193188	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Dreyfus Stock Index Fund, Inc.-Initial Shares (Inception Date 7/15/1997)
12.009771	5,863.879	11.787476	0.000	12/31/09

Optional Death Benefit	Number of Optional		Number of Optional
(issue age 65 and	Death Benefit (issue age	Optional Death Benefit	Death Benefit (issue age
younger)	65 and younger)	(issue age over 65/under	over 65/under 79)
Accumulation	Accumulation	79) Accumulation Unit	Accumulation
Unit Value	Units Outstanding	Value	Units Outstanding	Year
9.651134	6,003.756	9.486924	346.665	12/31/08
15.588765	7,225.071	15.347002	347.620	12/31/07
15.037150	8,606.065	14.826623	348.268	12/31/06
13.217108	10,752.810	13.051861	308.257	12/31/05
12.816515	10,754.602	12.675499	244.418	12/31/04
11.760043	10,627.818	11.648244	175.894	12/31/03
9.298818	10,366.380	9.224023	95.159	12/31/02
12.157172	6,156.673	12.077250	5.882	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Dreyfus VIF Appreciation Portfolio-Initial Shares (Inception Date 7/15/1997)
13.149066	253.182	12.905670	0.000	12/31/09
10.892180	254.538	10.706850	0.000	12/31/08
15.697602	686.696	15.454119	0.000	12/31/07
14.876931	712.903	14.668611	0.000	12/31/06
12.966250	700.950	12.804099	0.000	12/31/05
12.611044	2,683.933	12.472252	0.000	12/31/04
12.187676	2,743.369	12.071769	0.000	12/31/03
10.209165	2,136.034	10.127012	0.000	12/31/02
12.442111	17.774	12.360270	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Dreyfus VIF Growth and Income Portfolio-Initial Shares (Inception Date 7/15/1997)
10.082315	465.633	9.895682	0.000	12/31/09
7.948028	388.288	7.812783	0.000	12/31/08
13.542216	305.898	13.332180	0.000	12/31/07
12.678713	5.035	12.501186	0.000	12/31/06
11.239975	26.192	11.099424	0.000	12/31/05
11.040630	15.504	10.919139	0.000	12/31/04
10.429505	36.570	10.330339	0.000	12/31/03
8.363529	16.060	8.296242	0.000	12/31/02
11.368715	0.881	11.293965	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Dreyfus VIF Money Market Portfolio (Inception Date 7/15/1997)
1.204726	2,690.666	1.184990	0.000	12/31/09
1.218460	2,693.966	1.200427	0.000	12/31/08
1.208421	2,283.013	1.192096	0.000	12/31/07
1.175965	3,051.950	1.161351	0.000	12/31/06
1.146196	3,086.642	1.133280	0.000	12/31/05
1.135018	2,378.735	1.123802	0.000	12/31/04
1.142058	2,540.928	1.132483	0.000	12/31/03
1.150055	3,512.734	1.141986	0.000	12/31/02
1.150535	3,127.264	1.143962	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Dreyfus VIF Opportunistic Small Cap Portfolio-Initial Shares (Inception Date 7/15/1997)
9.966140	1,471.548	9.781641	0.000	12/31/09
8.027711	2,150.440	7.891104	0.000	12/31/08
13.060302	2,192.803	12.857742	0.000	12/31/07
14.909246	2,001.076	14.700497	0.000	12/31/06
14.585834	1,862.093	14.403471	0.000	12/31/05
13.995525	1,884.890	13.841520	0.000	12/31/04
12.760941	1,500.700	12.639610	0.000	12/31/03
9.835242	1,414.885	9.756123	0.000	12/31/02
12.343426	1,920.104	12.262277	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
DWS Small Cap Index VIP Fund-Class A (Inception Date 5/1/1999)
13.434334	212.771	13.220656	0.000	12/31/09
10.775511	201.180	10.620278	0.000	12/31/08
16.607574	680.335	16.393400	0.000	12/31/07
17.188175	615.066	16.992513	0.000	12/31/06
14.851525	403.707	14.704769	0.000	12/31/05
14.461037	126.904	14.339865	0.000	12/31/04
12.466875	127.064	12.381113	0.000	12/31/03
8.641731	127.264	8.594957	0.000	12/31/02
11.045017	0.000	11.001506	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00

Optional Death Benefit	Number of Optional		Number of Optional
(issue age 65 and	Death Benefit (issue age	Optional Death Benefit	Death Benefit (issue age
younger)	65 and younger)	(issue age over 65/under	over 65/under 79)
Accumulation	Accumulation	79) Accumulation Unit	Accumulation
Unit Value	Units Outstanding	Value	Units Outstanding	Year
Ibbotson Balanced ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
8.883731	0.000	8.847622	0.000	12/31/09
7.546082	0.000	7.526854	0.000	12/31/08
10.087115	0.000	10.076808	0.000	12/31/07
Ibbotson Conservative ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
10.191274	2,679.260	10.149862	0.000	12/31/09
9.556273	0.000	9.531938	0.000	12/31/08
10.324752	0.000	10.314202	0.000	12/31/07
Ibbotson Growth ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
8.259849	0.000	8.226248	0.000	12/31/09
6.727434	0.000	6.710283	0.000	12/31/08
9.988106	0.000	9.977900	0.000	12/31/07
Ibbotson Income and Growth ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
9.499208	0.000	9.460612	0.000	12/31/09
8.512105	0.000	8.490434	0.000	12/31/08
10.186110	0.000	10.175718	0.000	12/31/07
Invesco V.I. Capital Development Fund-Series I Shares (Inception Date 12/1/2004)
10.307003	4,485.356	10.227472	0.000	12/31/09
7.349885	4,263.225	7.304276	0.000	12/31/08
14.087014	6,070.414	14.021050	0.000	12/31/07
12.903468	6,310.413	12.862718	0.000	12/31/06
11.242274	0.000	11.223784	0.000	12/31/05
10.412766	0.000	10.411424	0.000	12/31/04
Invesco V.I. Core Equity Fund-Series I Shares (Inception Date 5/1/2006)
10.004857	0.000	9.948906	0.000	12/31/09
7.916973	0.000	7.884694	0.000	12/31/08
11.506283	0.000	11.476905	0.000	12/31/07
10.805412	0.000	10.794324	0.000	12/31/06
Invesco V.I. Financial Services Fund-Series I Shares (Inception Date 5/1/2001)
5.060697	0.000	4.994880	0.000	12/31/09
4.031897	876.437	3.985536	0.000	12/31/08
10.094080	876.437	9.993382	0.000	12/31/07
13.175998	876.437	13.064550	0.000	12/31/06
11.487311	891.083	11.407448	0.000	12/31/05
11.011283	1,368.437	10.951339	0.000	12/31/04
10.286102	876.436	10.245574	0.000	12/31/03
8.056892	876.437	8.037010	0.000	12/31/02
9.609846	876.437	9.600337	0.000	12/31/01
Invesco V.I. Global Health Care Fund-Series I Shares (Inception Date 5/1/2001)
10.859906	697.681	10.718861	0.000	12/31/09
8.635418	1,501.107	8.536234	0.000	12/31/08
12.282810	1,501.510	12.160317	0.000	12/31/07
11.149126	1,501.864	11.054841	0.000	12/31/06
10.755506	1,502.260	10.680752	0.000	12/31/05
10.096155	1,502.673	10.041208	0.000	12/31/04
9.528348	1,503.131	9.490821	0.000	12/31/03
7.568511	1,503.619	7.549835	0.000	12/31/02
10.168588	1,261.503	10.158532	0.000	12/31/01
Invesco V.I. High Yield Fund-Series I Shares (Inception Date 7/15/1997)
13.021255	0.000	12.909231	0.000	12/31/09
8.652189	0.000	8.590800	0.000	12/31/08
11.821822	1,002.991	11.755887	0.000	12/31/07
11.855400	1,002.991	11.807325	0.000	12/31/06
10.868424	1,004.559	10.840779	0.000	12/31/05
10.741765	1,233.507	10.730713	0.000	12/31/04
10.031841	1,210.056	9.936502	0.000	12/31/03
8.143408	983.299	8.077935	0.000	12/31/02
8.374125	646.543	8.319082	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Invesco V.I. Small Cap Equity Fund-Series I Shares (Inception Date 5/1/2004)
10.505649	369.292	10.424582	0.000	12/31/09
8.793705	0.000	8.739152	0.000	12/31/08
12.997954	299.089	12.937097	0.000	12/31/07
12.546245	940.773	12.506629	0.000	12/31/06
10.845488	0.000	10.827663	0.000	12/31/05
10.183894	0.000	10.182575	0.000	12/31/04

Optional Death Benefit	Number of Optional		Number of Optional
(issue age 65 and	Death Benefit (issue age	Optional Death Benefit	Death Benefit (issue age
younger)	65 and younger)	(issue age over 65/under	over 65/under 79)
Accumulation	Accumulation	79) Accumulation Unit	Accumulation
Unit Value	Units Outstanding	Value	Units Outstanding	Year
Invesco Van Kampen V.I. U.S. Mid Cap Value Portfolio-Series I (Inception Date 7/15/1997)
19.322740	499.784	18.965060	417.078	12/31/09
14.091988	2,045.755	13.852188	418.066	12/31/08
24.369344	2,365.719	23.991349	418.774	12/31/07
22.942807	2,843.512	22.621528	419.476	12/31/06
19.297021	1,880.959	19.055685	420.270	12/31/05
17.443007	1,490.867	17.251006	421.176	12/31/04
15.453181	1,480.972	15.306202	0.000	12/31/03
11.083937	1,481.185	10.994728	0.000	12/31/02
15.630514	1,469.904	15.527702	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Invesco Van Kampen V.I. Value Portfolio-Series I (Inception Date 7/15/1997)
12.807160	448.299	12.570071	0.000	12/31/09
9.925561	425.761	9.756650	0.000	12/31/08
15.710228	1,168.560	15.466532	0.000	12/31/07
16.455411	949.440	16.224970	0.000	12/31/06
14.291407	893.362	14.112678	0.000	12/31/05
13.875252	1,221.823	13.722542	0.000	12/31/04
11.953963	1,175.072	11.840261	0.000	12/31/03
9.049071	1,116.611	8.976240	0.000	12/31/02
11.799174	31.284	11.721567	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Janus Aspen Balanced Portfolio-Institutional Shares (Inception Date 7/15/1997)
22.756010	2,094.887	22.334883	410.896	12/31/09
18.351771	6,639.313	18.039572	647.497	12/31/08
22.138719	7,609.358	21.795367	648.850	12/31/07
20.335245	6,361.876	20.050525	649.982	12/31/06
18.645582	7,364.516	18.412437	623.013	12/31/05
17.534778	9,505.263	17.341815	579.214	12/31/04
16.402460	10,198.846	16.246497	948.104	12/31/03
14.597522	9,029.715	14.480100	715.911	12/31/02
15.837295	3,807.168	15.733155	4.244	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Janus Aspen Enterprise Portfolio-Institutional Shares (Inception Date 7/15/1997)
16.687444	174.422	16.378494	0.000	12/31/09
11.697931	1,243.597	11.498846	0.000	12/31/08
21.104067	1,071.494	20.776718	0.000	12/31/07
17.557561	1,325.013	17.311683	0.000	12/31/06
15.688702	2,182.697	15.492497	0.000	12/31/05
14.181621	2,234.591	14.025527	0.000	12/31/04
11.923077	2,739.816	11.809676	0.000	12/31/03
8.957530	2,939.253	8.885444	0.000	12/31/02
12.616505	1,551.472	12.533526	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Janus Aspen Forty Portfolio-Institutional Shares (Inception Date 7/15/1997)
12.106160	2,675.692	11.913511	0.000	12/31/09
8.398965	4,216.545	8.277900	0.000	12/31/08
15.268688	3,202.209	15.071663	0.000	12/31/07
11.316239	4,556.601	11.187310	0.000	12/31/06
10.506419	5,189.417	10.402496	0.000	12/31/05
9.451611	5,783.288	9.372331	0.000	12/31/04
8.115731	6,352.318	8.059826	0.000	12/31/03
6.834023	6,699.916	6.796979	0.000	12/31/02
8.225736	6,505.660	8.193291	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Janus Aspen Janus Portfolio-Institutional Shares (Inception Date 7/15/1997)
11.938595	273.807	11.717584	0.000	12/31/09
8.889123	1,942.650	8.737846	0.000	12/31/08
14.971877	1,818.811	14.739626	0.000	12/31/07
13.207761	1,925.851	13.022784	0.000	12/31/06
12.038658	3,283.014	11.888075	0.000	12/31/05
11.719098	3,242.404	11.590074	0.000	12/31/04
11.382949	3,520.817	11.274648	0.000	12/31/03
8.770520	3,725.518	8.699912	0.000	12/31/02

Optional Death Benefit	Number of Optional		Number of Optional
(issue age 65 and	Death Benefit (issue age	Optional Death Benefit	Death Benefit (issue age
younger)	65 and younger)	(issue age over 65/under	over 65/under 79)
Accumulation	Accumulation	79) Accumulation Unit	Accumulation
Unit Value	Units Outstanding	Value	Units Outstanding	Year
12.113565	2,990.215	12.033855	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Janus Aspen Overseas Portfolio-Institutional Shares (Inception Date 7/15/1997)
28.720720	670.980	28.189194	0.000	12/31/09
16.238868	894.812	15.962604	0.000	12/31/08
34.429892	894.492	33.896057	0.000	12/31/07
27.242589	1,771.310	26.861241	0.000	12/31/06
18.810903	1,200.533	18.575740	0.000	12/31/05
14.434891	896.152	14.276054	0.000	12/31/04
12.319658	1,184.660	12.202513	0.000	12/31/03
9.268321	1,063.812	9.193752	0.000	12/31/02
12.641893	805.229	12.558761	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Morgan Stanley UIF Core Plus Fixed Income Portfolio-Class I (Inception Date 7/15/1997)
14.740103	3,635.572	14.467333	0.000	12/31/09
13.648199	3,509.017	13.416032	0.000	12/31/08
15.431382	4,585.761	15.192047	0.000	12/31/07
14.857509	4,453.465	14.649487	0.000	12/31/06
14.540695	4,465.442	14.358886	0.000	12/31/05
14.164679	3,763.472	14.008815	0.000	12/31/04
13.778094	4,004.390	13.647097	0.000	12/31/03
13.364910	4,148.255	13.257429	0.000	12/31/02
12.639254	1,707.009	12.556166	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Morgan Stanley UIF U.S. Mid Cap Growth Portfolio-Class I (Inception Date 5/1/2007)
9.153554	0.000	9.116318	0.000	12/31/09
5.894304	479.719	5.879270	0.000	12/31/08
11.241985	0.000	11.230503	0.000	12/31/07
Morgan Stanley UIF U.S. Real Estate Portfolio-Class I (Inception Date 7/15/1997)
22.971146	41.219	22.545918	0.000	12/31/09
18.169534	110.153	17.860387	0.000	12/31/08
29.704466	625.320	29.243901	0.000	12/31/07
36.367906	678.325	35.858905	0.000	12/31/06
26.744644	587.744	26.410335	0.000	12/31/05
23.195474	782.152	22.940309	0.000	12/31/04
17.264400	958.761	17.100290	0.000	12/31/03
12.743027	1,071.599	12.640537	0.000	12/31/02
13.036863	14.584	12.951155	0.000	12/31/01
N/A	N/A	N/A	N/A	12/31/00
Oppenheimer Balanced Fund/VA-Non-Service Shares (Inception Date 12/1/2004)
7.872935	3,921.266	7.812194	0.000	12/31/09
6.557275	6,830.317	6.516588	0.000	12/31/08
11.777481	5,748.165	11.722315	0.000	12/31/07
11.521604	5,109.117	11.485214	0.000	12/31/06
10.523629	5,886.900	10.506322	0.000	12/31/05
10.283548	3,000.955	10.282217	0.000	12/31/04
Oppenheimer Capital Appreciation Fund/VA-Non-Service Shares (Inception Date 12/1/2004)
9.803405	9.803405	9.803405	9.803405	9.803405
6.879768	6.879768	6.879768	6.879768	6.879768
12.807951	12.807951	12.807951	12.807951	12.807951
11.380578	11.380578	11.380578	11.380578	11.380578
10.691883	10.691883	10.691883	10.691883	10.691883
10.317159	10.317159	10.317159	10.317159	10.317159
Oppenheimer Main Street Fund®/VA-Non-Service Shares (Inception Date 12/1/2004)
9.641497	0.000	9.567086	0.000	12/31/09
7.630067	0.000	7.582722	0.000	12/31/08
12.590252	705.457	12.531291	0.000	12/31/07
12.241524	705.457	12.202856	0.000	12/31/06
10.804162	723.894	10.786384	0.000	12/31/05
10.349722	0.000	10.348387	0.000	12/31/04
PIMCO VIT Real Return Portfolio-Administrative Class (Inception Date 12/1/2004)
11.791322	970.058	11.700396	0.000	12/31/09
10.110958	589.763	10.048261	0.000	12/31/08

Optional Death Benefit	Number of Optional		Number of Optional
(issue age 65 and	Death Benefit (issue age	Optional Death Benefit	Death Benefit (issue age
younger)	65 and younger)	(issue age over 65/under	over 65/under 79)
Accumulation	Accumulation	79) Accumulation Unit	Accumulation
Unit Value	Units Outstanding	Value	Units Outstanding	Year
11.044464	776.634	10.992739	0.000	12/31/07
10.132796	776.634	10.100786	0.000	12/31/06
10.213640	1,087.656	10.196826	0.000	12/31/05
10.155546	0.000	10.154235	0.000	12/31/04
PIMCO VIT Total Return Portfolio-Administrative Class (Inception Date 12/1/2004)
12.916087	7,279.428	12.816439	0.000	12/31/09
11.495104	527.360	11.423797	0.000	12/31/08
11.135916	778.595	11.083737	0.000	12/31/07
10.395533	778.595	10.362666	0.000	12/31/06
10.162115	1,094.555	10.145382	0.000	12/31/05
10.069464	0.000	10.068162	0.000	12/31/04
Templeton Foreign Securities Fund (Inception Date 5/1/2007)
8.463128	0.000	8.428705	0.000	12/31/09
6.269535	0.000	6.253553	0.000	12/31/08
10.676374	0.000	10.665467	0.000	12/31/07
Wilshire 2015 ETF Fund (Inception Date 5/1/2007)
8.829912	0.000	8.794030	0.000	12/31/09
7.447763	0.000	7.428792	0.000	12/31/08
10.000788	0.000	9.990580	0.000	12/31/07
Wilshire 2025 ETF Fund (Inception Date 5/1/2007)
8.356156	0.000	8.322224	0.000	12/31/09
7.042424	0.000	7.024494	0.000	12/31/08
9.963846	0.000	9.953669	0.000	12/31/07
Wilshire 2035 ETF Fund (Inception Date 5/1/2007)
7.769237	0.000	7.737651	0.000	12/31/09
6.524820	0.000	6.508192	0.000	12/31/08
9.914240	0.000	9.904116	0.000	12/31/07
The above table gives year-end Accumulation Unit information for each Subaccount from the end of the year of inception (the Separate Account commencement date or the effective date of the Subaccount) to December 31, 2010. This information should be read in conjunction with the Separate Account financial statements including the notes to those statements. The beginning Accumulation Unit Value for the Dreyfus VIF Money Market Portfolio Subaccount was 1.000000 as of its inception date. The beginning Accumulation Unit Value for each other Subaccount was 10.000000 as of its inception date.
If you have invested in a Subaccount that is closed to new investors, the condensed financial information for such Subaccounts will be contained in a special Supplemental Prospectus dated May 1, 2010 for Closed Subaccounts.
2010 Portfolio Changes. The list above and this prospectus reflect the following name changes and transactions.
•	On April 19, 2010, the Dreyfus Developing Leaders Portfolio, a series of the Dreyfus Variable Insurance Fund, changed its name to the Dreyfus Opportunistic Small Cap Portfolio.

•	On May 1, 2010, the AIM portfolios changed their brand name to Invesco. For example, AIM V.I. Capital Development Fund became Invesco V.I. Capital Development Fund.

•	On May 1, 2010, The Universal Institutional Funds, Inc. changed its brand name from Van Kampen to Morgan Stanley.

•	On June 1, 2010 or as soon as practical after that date, Van Kampen’s U.S. Mid Cap Value Portfolio and Value Portfolio, which currently are series of The Universal Institutional Funds, Inc., will be merged into AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and change its brand name to Invesco Van Kampen. The list above reflects this anticipated transaction.

Index to Documents Incorporated by Reference
Annuity Investors Variable Account B
The Commodore Spirit Variable Annuity—File Nos. 333-19725 and 811-08017
Rule 497(c) Filing
The following documents are incorporated by reference to the Rule 497(c) filing related to The Commodore Advantage Variable Annuity (File No. 333-51971), which was filed by the Registrant on or about May 6, 2010.
•	Supplemental Prospectus dated May 1, 2010 Closed Subaccounts for The Commodore Advantage, The Commodore Independence, and The Commodore Spirit Contracts
•	Supplemental Prospectus dated May 1, 2010 Guaranteed Lifetime Withdrawal Benefit Rider and Guaranteed Minimum Withdrawal Benefit Rider for The Commodore Advantage, The Commodore Independence, and The Commodore Spirit Contracts
The following document is incorporated by reference to Post-Effective Amendment No. 66 filed by the Registrant on April 30, 2010 (Accession No. 0000950123-10-041536).
•	Statement of Additional Information dated May 1, 2010 for The Commodore Advantage, The Commodore Independence, and The Commodore Spirit Contracts